                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                             (Amendment No. ____)


Filed by the Registrant   [x]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 14a-12

                          Allmerica Investment Trust
               (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[x] No fee required

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                          ALLMERICA INVESTMENT TRUST
                 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ----------------------

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Allmerica Investment Trust (the "Trust") will be held at the offices of the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 at 10:00 a.m. local time, on August 15, 1997. At the Meeting, you and the other shareholders will be asked to consider and vote on the proposals listed below. Certain of the proposals relate to all of the Funds of the Trust and others affect only certain Funds. The Funds to which each proposal relates and the shareholders entitled to vote on each proposal are indicated in parentheses.

    1. To elect eight Trustees, each to serve until his or her successor is duly elected and qualified (combined vote by the shareholders of all Funds of the Trust);

    2. To ratify or reject the selection by the Trustees of the firm of Price Waterhouse LLP as independent accountants of the Trust for the fiscal year ending December 31, 1997 (combined vote by the shareholders of all Funds of the Trust);

    3. To approve or disapprove an Amendment to the Management Agreement between Allmerica Investment Management Company, Inc. ("AIMCO") and the Trust, as set forth in Exhibit I to the attached Proxy Statement, which includes proposed changes in the management fee schedules for seven Funds of the Trust (separate votes by the shareholders of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Growth Fund, Select Growth and Income Fund, Select Income Fund and Investment Grade Income Fund);

    4. To approve or disapprove Amended Schedule A to the Sub-Adviser Agreement between AIMCO and Nicholas-Applegate Capital Management, L.P. relating to the Select Aggressive Growth Fund, as set forth in Exhibit II to the attached Proxy Statement, which includes proposed changes in the sub-adviser fee schedule for such Fund (vote by the shareholders of the Select Aggressive Growth Fund);

    5. To approve or disapprove Amended Schedule A to the Sub-Adviser Agreement between AIMCO and Janus Capital Corporation relating to Select Capital Appreciation Fund, as set forth in Exhibit III to the attached Proxy

  Statement, which includes proposed changes in the sub-adviser fee schedule for such Fund (vote by the shareholders of the Select Capital Appreciation
  Fund);

    6. To approve or disapprove an arrangement that would permit the investment manager of the Trust to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without obtaining shareholder approval (separate votes by the shareholders of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund, Select International Equity Fund, Select Growth Fund, Growth Fund, Select Growth and Income Fund and Select Income Fund);

    7. To approve or disapprove changing the status of the investment objective of each Fund of the Trust from fundamental to non-fundamental (separate votes by the shareholders of each Fund of the Trust);

    8. To approve or disapprove revisions in the investment restrictions of each Fund of the Trust to permit the Fund to borrow money for temporary purposes when the aggregate amount borrowed does not exceed 33 1/3% of the value of the Fund's total assets at the time such borrowing is made (separate votes by the shareholders of each Fund of the Trust);

    9. To approve or disapprove changing the status of the investment restrictions of each Fund of the Trust relating to financial futures and related options from fundamental to non-fundamental (separate votes by the shareholders of each Fund of the Trust);

    10. To approve or disapprove revisions in the investment policies of the Small-Mid Cap Value Fund to permit the Fund to engage in financial futures and related options transactions (vote by the shareholders of the Small-Mid Cap Value Fund);

    11. To approve or disapprove changing the status of certain investment policies of the Growth Fund from fundamental to non-fundamental (vote by the shareholders of the Growth Fund); and

    12. To approve or disapprove revisions in the investment restrictions of five Funds of the Trust to permit such Funds to invest in securities which are restricted as to disposition under federal securities laws (separate votes by the shareholders of the Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund).

  Shareholders of record as of the close of business on June 6, 1997, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD. If you do attend the Meeting, you may revoke the Proxy and vote in person.

  Any shareholder with questions regarding the Meeting or the proxy materials may call 1-800-533-2105.

                                                       By order of the
                                                         Trustees

                                                       George M. Boyd
                                                       Secretary

Worcester MA

July 7, 1997

                          ALLMERICA INVESTMENT TRUST
                              440 LINCOLN STREET
                        WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                             AUGUST 15, 1997

  The enclosed Proxy is solicited on behalf of the Trustees of Allmerica Investment Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting (the "Meeting") of Shareholders of the Trust, to be held at the offices of the Trust, 440 Lincoln Street, Worcester MA 01653 on August 15, 1997 for the purposes set forth in the accompanying Notice. The mailing date of this Proxy Statement is on or about July 7, 1997.

  A summary of each proposal to be voted upon at the Meeting follows showing which proposals apply to each Fund of the Trust. You are encouraged to read the detailed descriptions of the proposals, also included in this Proxy Statement, for more information.

 PROPOSAL
  NUMBER    SUMMARY DESCRIPTION OF PROPOSAL    FUND(S) TO WHICH PROPOSAL APPLIES
 --------   -------------------------------    ---------------------------------
    1     Election of eight Trustees             All Funds
          including seven current Trustees
          and one new Trustee.

    2     Ratify the selection of Price          All Funds
          Waterhouse LLP as independent
          accountants.

    3     Approval of an Amendment to the        Select Aggressive Growth
          Management Agreement, including        Fund, Select Capital
          changes to reduce the management       Appreciation Fund, Select
          fees of the Select Aggressive          International Equity Fund,
          Growth Fund, Select Capital            Select Growth and Income
          Appreciation Fund, Select              Fund, Select Income Fund,
          International Equity Fund, Select      Growth Fund and
          Growth and Income Fund and Select      Investment Grade Income Fund
          Income Fund and to increase the
          management fees of the Growth Fund
          and Investment Grade Income Fund.

 PROPOSAL
  NUMBER    SUMMARY DESCRIPTION OF PROPOSAL     FUND(S) TO WHICH PROPOSAL APPLIES
 --------   -------------------------------     ---------------------------------
    4     Approval of Amended Schedule A to       Select Aggressive Growth
          the Sub-Adviser Agreement relating      Fund
          to the Select Aggressive Growth
          Fund, including changes to reduce
          the sub-adviser fees.

    5     Approval of Amended Schedule A to       Select Capital Appreciation
          the Sub-Adviser Agreement relating      Fund
          to the Select Capital Appreciation
          Fund, including changes to reduce
          the sub-adviser fees.

    6     Approve an arrangement that would       Select Aggressive Growth
          permit the investment manager of        Fund, Select Capital
          the Trust to enter into and             Appreciation Fund, Small-Mid
          materially amend sub-advisory           Cap Value Fund,
          agreements with non-affiliated sub-     Select International Equity
          advisers without a shareholder          Fund, Select Growth Fund,
          vote.                                   Growth Fund,
                                                  Select Growth and Income
                                                  Fund and Select Income Fund

    7     Change the status of the investment     All Funds
          objective of each Fund of the Trust
          from fundamental to non-fundamental
          to allow the investment objectives
          to be amended in the future without
          a shareholder vote.

    8     Amend the investment restrictions       All Funds
          of each Fund to increase the amount
          of money it may borrow for
          temporary purposes from 5% to 33
          1/3% of Fund assets.

    9     Change the status of the investment     All Funds
          restrictions of each Fund relating
          to financial futures and options
          from fundamental to non-fundamental
          to allow such restrictions to be
          amended in the future without a
          shareholder vote.

 PROPOSAL
  NUMBER    SUMMARY DESCRIPTION OF PROPOSAL     FUND(S) TO WHICH PROPOSAL APPLIES
 --------   -------------------------------     ---------------------------------
    10    Amend the investment policies of        Small-Mid Cap Value Fund
          the Small-Mid Cap Value Fund to
          permit the Fund to engage in
          financial futures and related
          options transactions.

    11    Change the status of certain            Growth Fund
          investment policies of the Growth
          Fund from fundamental to non-
          fundamental to allow the policies
          to be amended in the future without
          a shareholder vote.

    12    Revise the investment restrictions      Growth Fund,
          of the Growth Fund, Equity Index        Equity Index Fund,
          Fund, Investment Grade Income Fund,     Investment Grade Income
          Government Bond Fund and Money          Fund, Government Bond Fund
          Market Fund of the Trust to permit      and Money Market Fund
          such Funds to invest in securities
          which are restricted as to
          disposition under federal
          securities laws.

  A shareholder may revoke the accompanying Proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed Proxy bearing a later date. The Proxy will not be voted if the shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the Proxy.

  In addition to the solicitation of Proxies by mail, officers and employees of the Trust, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Trust.

  The Trust will furnish, without charge, a copy of the most recent Annual Report to the shareholders of the Trust and its most recent Semi-Annual Report succeeding the Annual Report, if available. Requests should be directed to the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 or by calling 1-800-533-2105.

  The Trust's investment manager is Allmerica Investment Management Company, Inc. ("AIMCO"), an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a publicly-traded Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica Financial Life Insurance Company ("First Allmerica"). The address of AIMCO, AFC and First Allmerica is 440 Lincoln Street, Worcester MA 01653. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 4400 Computer Drive, Westborough MA 01581.

  The shares of each of the Funds of the Trust may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), a subsidiary of AFC, for the purpose of funding variable annuity contracts and variable life insurance policies (such contracts and policies are referred to hereafter as "Contracts") issued by First Allmerica or Allmerica Financial Life. Subject to certain exceptions with respect to unregistered Separate Accounts, First Allmerica and Allmerica Financial Life will vote the shares of the Fund held in each Separate Account in accordance with instructions received from variable life insurance policy owners and variable annuity contract owners or participants (collectively, "Contract Owners") with respect to all matters on which Fund shareholders are entitled to vote. Except when otherwise permitted by applicable law or regulation, interests in Contracts for which no Proxies are received will be voted in proportion to the Proxy instructions which are received from Contract Owners. First Allmerica and Allmerica Financial Life also will vote shares in a registered Separate Account that they own and which are not attributable to Contracts in the same proportion.

  If any of Proposals Nos. 3 through 12, as stated herein, are approved by shareholders of the applicable Fund, you will be notified of the changes. If you are a Contract Owner affected by these changes, you will be given the option to request transfer of your invested holdings without charge on written request within sixty (60) days of the later of (1) the effective date of such change, or (2) your receipt of the notice of the right to transfer.

  As of the close of business on June 6, 1997, the number of shares outstanding of each Fund of the Trust were as follows:

                                                               NUMBER OF SHARES
                                                               OUTSTANDING AS OF
           FUND                                                  JUNE 6, 1997
           ----                                                -----------------
Select Aggressive Growth Fund................................    223,356,357.57
Select Capital Appreciation Fund.............................    120,910,803.20
Small-Mid Cap Value Fund.....................................     89,672,351.64
Select International Equity Fund.............................    232,645,935.80
Select Growth Fund...........................................    199,458,463.33
Growth Fund..................................................    244,622,036.67
Equity Index Fund............................................     86,667,492.13
Select Growth and Income Fund................................    241,462,975.18
Select Income Fund...........................................     85,285,813.49
Investment Grade Income Fund.................................    153,684,963.02
Government Bond Fund.........................................     44,728,025.36
Money Market Fund............................................    247,042,800.83
                                                               ----------------
 Total.......................................................  1,969,538,018.17
                                                               ================

  The persons named in the accompanying Proxy will vote in each case as directed by the Proxy, but in the absence of such voting directions they intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

                                PROPOSAL NO. 1

                             ELECTION OF TRUSTEES

                            (APPLIES TO ALL FUNDS)

  The Declaration of Trust provides that the Trust shall have a Board of Trustees ("Board") composed of not less than three nor more than fifteen Trustees to be elected by ballot by the shareholders. The number of members of the Board has been fixed by the Board at eight, the current number of members. There are seven nominees for re-election and one new nominee for election. The Trust's Nominating Committee and Board of Trustees have voted to recommend Cynthia A. Hargadon to replace Russell E. Fuller, who is expected to retire from the Board upon the election of his successor pursuant to the Board's retirement policy.

  Biographical data for the seven Trustees of the Trust who have been nominated for re-election and for the new nominee is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting that the persons listed below each be elected to serve as such until his or her successor is elected and qualified. All have stated they would be willing to serve if re-elected or elected as applicable. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                      BENEFICIAL
                                                                     OWNERSHIP OF
     NAME AND AGE OF NOMINEE                                          SHARES AS
 AND PRESENT POSITION WITH TRUST   PRINCIPAL OCCUPATIONS AND SERVED       OF
  (IF APPLICABLE) AS OF 5/31/97        DIRECTORSHIPS(1)       SINCE   5/31/97(2)
 -------------------------------   ------------------------- ------- ------------
 Cynthia A. Hargadon (42)........  President, Stable Value   Nominee     None
                                   Association (investment
                                   trade group), and Senior
                                   Consultant, Johnson
                                   Custom Strategies
                                   (investment services
                                   firm), 1996 to Present;
                                   Senior Vice President
                                   and Chief Investment
                                   Officer, ICMA Retirement
                                   Corporation (investment
                                   adviser), 1987-1996.

 Gordon Holmes (59)..............  Certified Public           1985       None
   Trustee, Chairman of the Audit  Accountant; Retired
   Committee and Member of the     Partner, Tofias,
   Fund Operations Committee       Fleishman, Shapiro & Co.
                                   (Accountants) 1975-1996.

                                                                    BENEFICIAL
                                                                   OWNERSHIP OF
     NAME AND AGE OF NOMINEE                                        SHARES AS
 AND PRESENT POSITION WITH TRUST  PRINCIPAL OCCUPATIONS AND SERVED      OF
  (IF APPLICABLE) AS OF 5/31/97       DIRECTORSHIPS(1)      SINCE   5/31/97(2)
 -------------------------------  ------------------------- ------ ------------
*John P. Kavanaugh (42).......... President, Allmerica       1995      (3)
  Trustee                         Asset Management, Inc.
                                  ("AAM") since 1995; Vice
                                  President, First
                                  Allmerica and Allmerica
                                  Financial Life.

Bruce E. Langton (66)............ Director, Competitive      1996      None
  Trustee, Member of the          Technologies, Inc.
  Nominating Committee            (technology transfer);
                                  Trustee, Bankers Trust
                                  institutional mutual
                                  funds; Member,
                                  Investment Committee,
                                  TWA Pilots Trust Annuity
                                  Plan; Member, Investment
                                  Committee, Unilever
                                  United States--Pension &
                                  Thrift plans.

*John F. O'Brien (54)............ President, Chief           1989      None
  Trustee, Chairman of the Board  Executive Officer and
                                  Director, First
                                  Allmerica; Director and
                                  Chairman of the Board,
                                  Allmerica Financial
                                  Life.

Attiat F. Ott (61)............... Professor of Economics     1991      None
  Trustee, Chairman of the Fund   and Director of the
  Operations Committee and Member Institute for Economic
  of the Audit Committee          Studies, Clark
                                  University.

*Richard M. Reilly (59).......... President, Allmerica       1991      (4)
  Trustee and President           Financial Life since
                                  1995; Vice President,
                                  First Allmerica and
                                  President, AIMCO.

                                                                      BENEFICIAL
                                                                     OWNERSHIP OF
      NAME AND AGE OF NOMINEE                                         SHARES AS
 AND PRESENT POSITION WITH TRUSTS   PRINCIPAL OCCUPATIONS AND SERVED      OF
   (IF APPLICABLE) AS OF 5/31/97        DIRECTORSHIPS(1)      SINCE   5/31/97(2)
 --------------------------------   ------------------------- ------ ------------
 Ranne P. Warner (52).............  President, Centros         1985      None
   Trustee, Member of the           Properties, USA (real
   Nominating Committee and Fund    estate development and
   Operations Committee             consulting company);
                                    Owner, Ranne P. Warner
                                    and Company (real estate
                                    consulting firm);
                                    Director, Wainwright
                                    Bank & Trust Co.
                                    (commercial bank).

-----------
* Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of AFC because of their affiliations with AFC.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653. AAM, AIMCO, Allmerica Financial Life and First Allmerica are affiliates of the Trust.
(2) On May 31, 1997, the Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of each Fund of the Trust.

                                                        NUMBER OF
                                                         SHARES
(3) FUND                                                ---------
Select Aggressive Growth Fund..........................      122
Select International Equity Fund.......................       76
                                                        NUMBER OF
                                                         SHARES
(4) FUND                                                ---------
Select Aggressive Growth Fund..........................    2,682
Small Mid-Cap Value Fund...............................    3,169
Select Growth Fund.....................................    3,393
Growth Fund............................................   10,042
Equity Index Fund......................................   10,019
Select Income Fund.....................................    2,097
Investment Grade Income Fund...........................    9,788
Government Bond Fund...................................  107,566

  The Trust's Board, which is currently composed of five non-interested Trustees and three interested Trustees, met five times during the fiscal year ended December 31, 1996 and all of the Trustees attended at least 75% of the Board and Committee meetings during the fiscal year. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                               COMPENSATION TABLE

                                                   TOTAL COMPENSATION FROM TRUST
                                                      AND FUND COMPLEX (WHICH
      NAME OF PERSON        AGGREGATE COMPENSATION INCLUDES TWO OTHER INVESTMENT
       AND POSITION               FROM TRUST        COMPANIES) PAID TO TRUSTEES
      --------------        ---------------------- -----------------------------
Russell E. Fuller.........        $8,075.64                   $8,500
  Trustee, Chairman of the
  Nominating Committee
Gordon Holmes.............        $8,544.84                   $9,000
  Trustee, Chairman of the
  Audit Committee and
  Member of the Fund
  Operations Committee
*Bruce E. Langton.........        $5,729.26                   $6,000
  Trustee, Member of the
  Nominating Committee
Attiat F. Ott.............        $8,075.64                   $8,500
  Trustee, Chairman of the
  Fund Operations
  Committee
  and Member of the Audit
  Committee
Ranne P. Warner...........        $8,075.64                   $8,500
  Trustee, Member of the
  Nominating Committee and
  Fund Operations
  Committee
*John D. Hunt.............        $1,876.80                   $2,000
  former Trustee, former
  Member of the Fund
  Operations Committee and
  the Nominating Committee
**Thomas S. Zocco.........        $8,544.84                   $9,000
  former Trustee, former
  Chairman of the Fund
  Operations Committee and
  former Member of the
  Audit
  Committee
John P. Kavanaugh.........             None                     None
  Trustee
John F. O'Brien...........             None                     None
  Trustee
Richard M. Reilly.........             None                     None
  Trustee

-----------
* Mr. Langton was elected by the Trustees on February 6, 1996 to fill the vacancy on the Board created by the retirement of Mr. Hunt.
**  Mr. Zocco resigned from the Board effective December 31, 1996.

  The Trust has no retirement or pension plan for its Trustees. The Trust does not have a compensation committee; such matters are considered by the Trust's Nominating Committee.

  The Trust's Fund Operations Committee is composed entirely of Trustees who are not "interested persons" of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairman), Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser, custodian and shareholder servicing agent, proposals to continue or modify the terms of such agreements and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 1996, the Committee had one meeting. The Committee has had one meeting in 1997.

  The Trust's Audit Committee is composed entirely of Trustees who are not "interested persons" of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairman) and Dr. Ott comprise the Committee. This Committee reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust, review of all auditing procedures and arrangements and review of qualifications of key personnel performing audit work. During the fiscal year ended December 31, 1996, the Committee had two meetings. The Committee has had one meeting in 1997.

  The Trust's Nominating Committee is composed entirely of Trustees who are not "interested persons" of the Trust, AFC or its affiliates. Currently Mr. Fuller (Chairman), Mr. Langton and Ms. Warner comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 1996, the Committee had one meeting. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The Committee has had one meeting in 1997.

  If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board to less than eight.

           INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

  The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

 NME AND AGE OF OFFICERS ASA
        OF 5/31/97                      POSITION WITH THE TRUST      SERVED SINCE
---------------------------             -----------------------      ------------
  John F. O'Brien (54)............ Chairman of the Board and Trustee     1989
  Richard M. Reilly (59).......... President and Trustee                 1991
  John P. Kavanaugh (42).......... Vice President and Trustee            1995
  Thomas P. Cunningham (51)....... Vice President and Treasurer          1996
                                   (Principal Accounting Officer)
  Lisa M. Coleman (37)............ Vice President                        1994
  Stephen W. Bright (42).......... Vice President                        1997
  William K. Fain (38)............ Vice President                        1996
  George M. Boyd (52)............. Secretary                             1997

-----------
Messrs. O'Brien, Reilly, Kavanaugh and Fain have been employees of AFC or its affiliates for the last five years. Mr. O'Brien currently is President, Chief Executive Officer and Director, First Allmerica and Director and Chairman of the Board, Allmerica Financial Life; Mr. Reilly currently is President, Allmerica Financial Life; Vice President, First Allmerica; and President, AIMCO; Mr. Kavanaugh currently is President, Allmerica Asset Management, Inc. ("AAM") and Vice President, First Allmerica and Allmerica Financial Life; Mr. Fain currently is Vice President, AAM; Mr. Cunningham currently is Vice President of AIMCO and was Vice President, First Data Investor Services Group, Inc., 1994-1995 and Vice President, Fidelity Investments, 1990-1993; Ms. Coleman currently is Vice President of AAM and was Deputy Manager, Brown Brothers Harriman, 1989-1994; Mr. Bright currently is Vice President of AAM and was Client Relationship Manager, Connecticut Mutual, 1994-1995 and Investment Officer, Travelers, 1986-1994; and Mr. Boyd currently is Counsel of First Allmerica and was Director, Mutual Fund Administration--Legal and Regulatory, Investors Bank & Trust Company, 1995-1996 and Vice President and Counsel, 440 Financial Group and First Data Investor Services Group, Inc., 1992-1995.

RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE

  The Trustees recommend that the shareholders vote for each nominee. Shareholders of all Funds of the Trust vote together in the election of Trustees. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees. Abstentions will have no effect on the election.

                                PROPOSAL NO. 2

                    RATIFICATION OR REJECTION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

                            (APPLIES TO ALL FUNDS)

  Subject to ratification by a majority in interest of shareholders represented at the Meeting, the firm of Price Waterhouse LLP was selected as independent accountants for the Trust for the fiscal year ending December 31, 1997 by all of the Trustees who are not "interested persons" of the Trust on the recommendation of the Audit Committee of the Trustees. Price Waterhouse LLP also serves as independent accountants for Allmerica Securities Trust, Allmerica Funds and other affiliates of AFC, but has no relationship with any of them other than as independent accountants. During the fiscal year ended December 31, 1996, the audit services provided to the Trust by Price Waterhouse LLP included examination of financial statements, review of filings with the Securities and Exchange Commission ("SEC") and preparation of tax returns. No non-audit services were provided to the Trust.

  It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Price Waterhouse LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending December 31, 1997. Price Waterhouse LLP has no direct or material indirect interest in the Trust. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE

  The Trustees recommend that the selection of Price Waterhouse LLP be ratified. Shareholders of all Funds of the Trust vote together on this matter. A majority of the votes cast on the matter at the Meeting, in person or by proxy, is required for approval of this item. Abstentions will have no affect on the election.

                                PROPOSAL NO. 3

                    APPROVAL OR DISAPPROVAL OF AN AMENDMENT
                      TO THE MANAGEMENT AGREEMENT BETWEEN
               ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. AND
                          ALLMERICA INVESTMENT TRUST

   (APPLIES TO THE SELECT AGGRESSIVE GROWTH FUND,SELECT CAPITAL APPRECIATION
                                     FUND,
 SELECT INTERNATIONAL EQUITY FUND, GROWTH FUND,SELECT GROWTH AND INCOME FUND,
             SELECT INCOME FUND AND INVESTMENT GRADE INCOME FUND)

  The shareholders of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Growth Fund, Select Growth and Income Fund, Select Income Fund and Investment Grade Income Fund are being asked by the Trustees to approve an amendment (the "Amendment") to the Management Agreement (the "Management Agreement") between AIMCO and the Trust dated July 1, 1992. Except for the revised fee schedules which are proposed with respect to the seven Funds, the Management Agreement, as amended, would be the same in all substantive respects as the Management Agreement presently in effect. The Management Agreement was last submitted to shareholders of the Small-Mid Cap Value Fund on March 18, 1997 to approve changes in the fees for that Fund. The changes to the fee schedules were approved by the Board of Trustees of the Trust, including all of the "non-interested" Trustees, at a meeting on May 13, 1997. A copy of the Management Agreement, including the Amendment, is set forth in Exhibit I to this Proxy Statement and the description of the Management Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit I.

PROPOSED FEE CHANGES

  The Amendment would reduce the level of management fees and provide graduated fee schedules for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Select Growth and Income Fund and Select Income Fund (the "Select Funds"). Under the proposal, the existing graduated fee schedules would be revised and the level of management fees would be increased for the Growth Fund and Investment Grade Income Fund. The proposed changes in management fees would have a direct effect on the level of expenses of each Fund named above. The Amendment, in the aggregate, would reduce the total management fees received by AIMCO.

  The proposed reductions in management fees for the Select Aggressive Growth Fund and Select Capital Appreciation Fund are contingent upon and subject to shareholder approval of Proposal No. 4 and Proposal No. 5, respectively. Therefore, the Amendment will be implemented with respect to the Select Aggressive Growth Fund only if Amended Schedule A to the Sub-Adviser Agreement relating to that Fund (see Proposal No. 4) is approved by shareholders at the Meeting, and with respect to the Select Capital Appreciation Fund only if Amended Schedule A to the Sub-Adviser Agreement relating to that Fund (see Proposal No. 5) is approved by shareholders at the Meeting.

  Following are schedules showing the fees currently paid by the seven Funds compared to the fees proposed under the Amendment.

                            CURRENT MANAGEMENT FEES

  For its services to the following Funds, AIMCO receives fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below.

  SELECT        SELECT CAPITAL          SELECT           SELECT GROWTH       SELECT
AGGRESSIVE       APPRECIATION        INTERNATIONAL        AND INCOME         INCOME
GROWTH FUND          FUND             EQUITY FUND            FUND             FUND
-----------     --------------       -------------       -------------       ------
   1.00%             1.00%               1.00%               0.75%            0.60%

  AIMCO's fees for the Growth Fund and Investment Grade Income Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

                                                                    INVESTMENT
                                                            GROWTH GRADE INCOME
     ASSETS                                                  FUND      FUND
     ------                                                 ------ ------------
First $50 Million..........................................  0.60%     0.50%
Next $200 Million..........................................  0.50%     0.35%
Over $250 Million..........................................  0.35%     0.25%

                           PROPOSED MANAGEMENT FEES

  For its services to the Funds, AIMCO would receive fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below.

                        SELECT      SELECT       SELECT
                      AGGRESSIVE   CAPITAL    INTERNATIONAL        SELECT GROWTH
                        GROWTH   APPRECIATION    EQUITY     GROWTH      AND
       ASSETS            FUND        FUND         FUND       FUND   INCOME FUND
       ------         ---------- ------------ ------------- ------ -------------
First $100 Million..     1.00%       1.00%        1.00%      0.60%     0.75%
$100 to $250
  Million...........     0.90%       0.90%        0.90%      0.60%     0.70%
$250 to $500
  Million...........     0.85%       0.85%        0.85%      0.40%     0.65%
Over $500 Million...     0.85%       0.85%        0.85%      0.35%     0.65%

                                                                    INVESTMENT
                                                          SELECT       GRADE
     ASSETS                                             INCOME FUND INCOME FUND
     ------                                             ----------- -----------
First $50 Million......................................    0.60%       0.50%
$50 to $100 Million....................................    0.55%       0.45%
Over $100 Million......................................    0.45%       0.40%

  The following table shows (i) the aggregate amount of management fees paid during the fiscal year ended December 31, 1996; (ii) the amounts that would have been paid had the proposed management fees been in effect; and (iii) the difference between the aggregate amounts stated for items (i) and (ii) above as a percentage of the amounts stated for item (i).

                                                (II) AMOUNTS THAT
                           (I) MANAGEMENT FEES   WOULD HAVE BEEN   PERCENTAGE
                           PAID DURING FISCAL   PAID IF PROPOSED   DIFFERENCE
                               YEAR ENDED       FEES HAD BEEN IN    BETWEEN
           FUND             DECEMBER 31, 1996        EFFECT       (I) AND (II)
           ----            -------------------  ----------------- ------------
Select Aggressive Growth
  Fund....................        $ 3,302,349        $ 3,031,997     (8.19%)
Select Capital
  Appreciation Fund.......        $   902,600        $   902,600      0.00%
Select International
  Equity Fund.............        $ 1,701,942        $ 1,631,748     (4.12%)
Select Growth and Income
  Fund....................        $ 1,778,832        $ 1,710,243     (3.86%)
Select Income Fund........        $   398,522        $   390,312     (2.06%)
Growth Fund...............        $ 2,163,374        $ 2,486,714     14.95%
Investment Grade Income
  Fund....................        $   596,308        $   670,780     12.49%
                              ---------------   ----------------
                             Total$10,843,927   Total$10,824,394


  At net asset levels as of May 31, 1997, the aggregate annual reductions in fees to shareholders of the Select Funds would amount to $1,017,330, or 7.9%. The amount of dollar reduction for each portfolio and the percentage of the reduction in total management fees are shown below.

                                                           PERCENTAGE REDUCTION
           FUND                           DOLLAR REDUCTION  IN MANAGEMENT FEES
           ----                           ---------------- --------------------
Select Aggressive Growth Fund............    $  465,110            10.1%
Select Capital Appreciation Fund.........    $   75,495             4.3%
Select International Equity Fund.........    $  267,437             8.2%
Select Growth and Income Fund............    $  192,293             7.0%
Select Income Fund.......................    $   16,995             3.4%
                                             ----------
Total....................................    $1,017,330

  At net asset levels as of May 31, 1997, the aggregate increases in fees to shareholders of the Growth Fund and Investment Grade Income Fund would amount to $408,733, or 12.2%. The amount of dollar increase for each portfolio and the percentage of increase in total management fees are shown below.

                                                         PERCENTAGE INCREASE IN
           FUND                          DOLLAR INCREASE    MANAGEMENT FEES
           ----                          --------------- ----------------------
Growth Fund.............................    $325,000              12.1%
Investment Grade Income Fund............    $ 83,733              12.7%
                                            --------
Total...................................    $408,733

  The dollar increase for the Growth Fund would not exceed $325,000 even if its net assets increased in the future since the fee rate at the highest net asset break point is equal to the current fee rate charged at this level.

  The fee changes being proposed would result in an overall decrease in the level of revenues paid to AIMCO. If all of the proposals were approved, including the proposed changes in the sub-advisory fee schedules, the net aggregate reduction in annual revenues received from the Funds ($608,597) and the reduction in annual sub-adviser fees payable by AIMCO ($285,073) (see Proposal Nos. 4 and 5) would, at May 31, 1997 net asset levels, result in a net annual reduction of $323,524 to the revenue of AIMCO.

  The Trustees believe the assets of the Select Funds have reached a size that calls for the introduction of a graduated fee schedule. They also believe the Amendment provides a more consistent fee structure. In voting to approve the Amendment, the Trustees reviewed data showing that the proposed management fee reductions for the Select Funds and the fee increases for the Growth Fund and Investment Grade Income Fund, combined with actual operating expenses, would bring the Funds closer in line with industry norms for operating expenses.

  The proposal would establish graduated fee schedules for the Select Funds, none of which currently has break points in its management fee. The base level fees would remain the same. If the Amendment is approved, seven of the Trust's eight equity portfolios and three of the four fixed-income portfolios of the Trust will have graduated management fee schedules in place, featuring rate reductions at specified break point levels. The break points would allow the Select Funds to pass on to investors savings that may be realized from economies of scale as net assets increase. Mutual funds typically consider adding break points to their investment advisory fee schedules as portfolio assets grow to a point where economies of scale can be achieved. When considering the Amendment, the Trustees reviewed statistics showing substantial overall growth in Fund assets.

  The Trustees believe the graduated fee schedules proposed for the Select Funds are an appropriate means of compensating AIMCO for its management services. The new fee schedules would enable the Select Fund shareholders to realize potential cost savings from management fee reductions as Fund assets increase while allowing AIMCO to earn a reasonable return from its management services.

  Reductions are also being proposed in the sub-adviser fees of the Select Aggressive Growth Fund and the Select Capital Appreciation Fund (See Proposals Nos. 4 and 5). The change in sub-adviser fees would not reduce Fund expenses because AIMCO is solely responsible for paying such fees. The reduction in sub-adviser fees would lower AIMCO's expenses and help offset the anticipated reduction in its management fee revenues, as explained above.

  The management fee currently paid to AIMCO by the Growth Fund is significantly lower than those paid by the other actively managed equity Funds of the Trust, and the current management fee paid by the Investment Grade Income Fund is less than the fee paid by the Select Income Fund, a comparable fixed-income Fund. Unlike the fees adopted for the Select Funds, the current management fees for the Growth Fund and Investment Grade Income Fund were adopted in 1988 and do not reflect the increased oversight responsibilities that AIMCO assumed starting in 1992. AIMCO has entered into sub-adviser agreements for the management of the investments of each Fund of the Trust. The Sub-Advisers have been selected by AIMCO and the Trustees in consultation with Rogers, Casey & Associates, Inc. ("Rogers Casey"), a leading pension consulting firm. Rogers Casey also assists AIMCO in continuously monitoring and evaluating the performance of each of the Sub-Advisers and with its other oversight responsibilities. The cost of Rogers Casey's services are borne entirely by AIMCO. Under the proposal, the base level fee percentages would remain the same while the existing break points would be changed. No increase is being proposed in the sub-adviser fees of the Growth Fund or the Investment Grade Income Fund.

  In making its recommendation to approve the Amendment, the Trustees carefully evaluated the high quality of services AIMCO has provided and is expected to continue to provide, the management fees and expense ratios of other comparable funds, the generally favorable relative performance of the Funds since commencement of operations, the impact the fee changes would have on Fund expenses and AIMCO's profitability and other information they deemed relevant. Based on the factors discussed above, the Trustees determined that the proposed fee changes as set forth in the Amendment are fair and reasonable and in the best interest of the applicable Funds and their shareholders.

  The following table shows (i) the expenses paid by the Growth Fund and the Investment Grade Income Fund based on amounts incurred during the most recent fiscal year, and (ii) pro forma expenses using the proposed management fee schedules.

                             COMPARATIVE FEE TABLE

                                  GROWTH FUND
                         INVESTMENT GRADE INCOME FUND
                           ANNUAL OPERATING EXPENSES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                ACTUAL EXPENSES

                                   MANAGEMENT 12B-1  OTHER       TOTAL FUND
                                      FEES    FEES  EXPENSES OPERATING EXPENSES
                                   ---------- ----- -------- ------------------
Growth Fund.......................    0.44%    --     0.07%         0.51%
Investment Grade Income Fund......    0.40%    --     0.12%         0.52%

EXAMPLE

  The investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Growth Fund.....................................  $ 5     $16     $28     $63
Investment Grade Income Fund....................  $ 5     $16     $28     $64

                           ANNUAL OPERATING EXPENSES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                              PRO FORMA EXPENSES

                                   MANAGEMENT 12B-1  OTHER       TOTAL FUND
                                      FEES    FEES  EXPENSES OPERATING EXPENSES
                                   ---------- ----- -------- ------------------
Growth Fund.......................    0.50%    --     0.07%         0.57%
Investment Grade Income Fund......    0.45%    --     0.12%         0.57%

EXAMPLE

  The investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Growth Fund.....................................  $ 6     $18     $31     $70
Investment Grade Income Fund....................  $ 6     $18     $31     $70

  The purpose of the Comparative Fee Table is to assist the investor in understanding the various costs and expenses that an investor in a Fund would have borne directly or indirectly. The table does not reflect Separate Account fees, including sales loads, borne by investors in the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            ----------------------

MANAGEMENT AGREEMENT

  AIMCO entered into the existing Management Agreement with the Trust as of July 1, 1992. The existing Management Agreement was last approved by the Trustees, including the Trustees who were not "interested persons," at a meeting of the Board of Trustees on May 13, 1997. Except for the different fee schedules, the terms of the Management Agreement, as amended, are the same in all material respects to the terms of the existing Management Agreement. Under the Management Agreement, AIMCO continuously provides business management services to the Funds of the Trust and, subject to the general oversight of the Trustees, manages all of the administrative and day-to-day business affairs of the Trust. AIMCO also has general oversight responsibility for the management of the investments of the portfolios of the Trust, subject to such policies and instructions as the Trustees may from time to time establish. The Management Agreement, as amended, shall continue in full force and effect with respect to a Fund for successive periods of one year only so long as such continuance is specifically approved annually by the Board of Trustees, or by a vote of the holders of a majority of that Fund's outstanding voting securities, and by a vote of a majority of the Trustees who are not "interested persons" of the Trust, AIMCO, or any sub-adviser to the Trust. The Management Agreement may be terminated at any time as to any Fund, without payment of penalty, by AIMCO, by vote of the Trustees or by vote of a majority of the outstanding voting securities of that Fund, in each case on 60 days' written notice. As required by the 1940 Act, the Management Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

  The Management Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of AIMCO, or (ii) reckless disregard by AIMCO of its obligations and duties under the Management Agreement, AIMCO shall not be liable to the Trust or a Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Management Agreement.

INFORMATION REGARDING ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC.

  AIMCO is an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a publicly-traded Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, an insurance company organized in Massachusetts in 1844. AIMCO and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653. AIMCO, organized August 19, 1985, also has served as investment manager of the Allmerica Funds, an open-end investment company which is being liquidated. Following is information on the type, size and management fees of two other portfolios of the Trust having an investment objective similar to three of the Funds whose management fees are proposed to be amended.

(For each portfolio of the Trust, AIMCO has declared voluntary expense limitations which are not reflected in the table below.)

             FUND                            NET ASSETS AS OF 4/30/97 FEE RATE
             ----                            ------------------------ --------
Small-Mid Cap Value Fund....................       $130,014,405          (1)
 (similar to Select Aggressive Growth
 Fund, Select Capital Appreciation Fund)
Select Growth Fund..........................       $292,019,788         0.85%
 (similar to Growth Fund)

  -----------
  (1)

  NET ASSETS                                                           FEE RATE
  ----------                                                           --------
First $100 Million....................................................   1.00%
Next $150 Million.....................................................   0.85%
Next $250 Million.....................................................   0.80%
Next $250 Million.....................................................   0.75%
Over $750 Million.....................................................   0.70%

  AIMCO voluntarily has agreed to limit its fee to an annual rate of 0.90% of average daily net assets until further notice.

  The Directors of AIMCO are: John F. Kelly, John F. O'Brien, Richard M. Reilly and Eric A. Simonsen. The business address of each is the address of AIMCO's office. Mr. Reilly is also President and Chief Executive Officer of AIMCO. Mr. Kelly is a Director, Senior Vice President and General Counsel of First Allmerica. Mr. Simonsen is a Director and Vice President of First Allmerica and President of Allmerica Services Corporation. Mr. O'Brien also serves as a Trustee of the Trust and Mr. Reilly is President and a Trustee of the Trust. John P. Kavanaugh serves as a Trustee and Vice President of the Trust and as a Vice President of First Allmerica and Allmerica Financial Life; George M. Boyd is Secretary of the Trust and Counsel for First Allmerica; Thomas P. Cunningham is a Vice President of AIMCO and Treasurer of the Trust; Lisa M. Coleman is a Vice President of the Trust and of Allmerica Asset Management, Inc. ("AAM"), an indirect wholly-owned subsidiary of AFC; John C. Donohue is a Vice President of the Trust and an Assistant Vice President of AAM; Stephen W. Bright is a Vice President of the Trust and of AAM; William K. Fain is a Vice President of the Trust and of AAM, and Richard J. Litchfield is a Vice President of the Trust and an Assistant Vice President of AAM.

  No arrangements or understandings exist between AIMCO and the Trustees with respect to the composition of the Board of Trustees of the Trust or the Board of Directors of AIMCO or with respect to the selection or appointment of any person to any office with either of them.

  During the fiscal year ended December 31, 1996, no commissions were paid to any brokers affiliated with AIMCO. Because shares of the Funds are available for purchase only by First Allmerica or Allmerica Financial Life, the Trust has no principal underwriter.

RECOMMENDATION AND REQUIRED VOTE

  As provided in the 1940 Act, approval of the Amendment to the Management Agreement with respect to a Fund requires the affirmative vote of a majority (defined in the Miscellaneous section) of the outstanding voting securities of such Fund. Abstentions have the effect of a negative vote on the proposal to approve the Amendment. If the shareholders of any applicable Fund fail to approve the Amendment, AIMCO will continue to serve as manager of that Fund in accordance with the existing Management Agreement.

  The Trustees recommend that shareholders vote to approve the Amendment.

                                PROPOSAL NO. 4

                 APPROVAL OR DISAPPROVAL OF AMENDED SCHEDULE A
                     TO THE SUB-ADVISER AGREEMENT BETWEEN
                 ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC.
                AND NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.
                 RELATING TO THE SELECT AGGRESSIVE GROWTH FUND

                (APPLIES TO THE SELECT AGGRESSIVE GROWTH FUND)

  Shareholders of the Select Aggressive Growth Fund are being asked by the Trustees to approve an amendment to Schedule A ("Amended Schedule A") to the Sub-Adviser Agreement dated August 21, 1992 (the "Sub-Adviser Agreement") between AIMCO and Nicholas-Applegate Capital Management, L.P. ("NACM") which provides for a change in the sub-adviser fees payable by AIMCO to NACM. The Sub-Adviser Agreement, as amended, attached as Exhibit II, is identical in all substantive respects to the existing Sub-Adviser Agreement except for the changes to the fee structure discussed below. The existing Sub-Adviser Agreement was last submitted to Fund shareholders on August 21, 1992 for the purpose of approving the Agreement generally. The existing Sub-Adviser Agreement, including the proposed changes to the sub-adviser fees, was last approved by the Trustees, including the Trustees who are not "interested persons," at a meeting of the Board of Trustees on May 13, 1997.

PROPOSED FEE CHANGES

  Changes are now being proposed in the level of management fees paid by the Select Aggressive Growth Fund to AIMCO and the level of sub-advisory fees paid by AIMCO to NACM. As a result of the changes in management fees, expenses incurred by shareholders at the Fund's current net asset level will decrease. The change in sub-adviser fees will not reduce Fund expenses because AIMCO is solely responsible for paying such fees.

  The fee proposals under both the Management Agreement and the Sub-Adviser Agreement include the establishment of break points which would reduce the fee rates as net assets increase to specified levels. The base level management fee and sub-adviser fee would remain the same. The proposal to amend the fee structure under the Management Agreement is discussed in detail in this Proxy Statement under Proposal No. 3.

  Following is a table showing the current and proposed sub-adviser fee schedule for the Select Aggressive Growth Fund. AIMCO pays the fees earned by NACM at an annual rate based on the average daily net assets of the Fund as shown below.

                                                                    FEE RATE
                                                                ----------------
NET ASSET LEVELS                                                CURRENT PROPOSED
----------------                                                ------- --------
First $100 Million.............................................  0.60%    0.60%
Next $150 Million..............................................  0.60%    0.55%
Next $250 Million..............................................  0.60%    0.50%
Over $500 Million..............................................  0.60%    0.45%

  During the fiscal year ended December 31, 1996, AIMCO paid NACM $1,981,410 for its advisory services pursuant to the fee schedule under the current Sub-Adviser Agreement. If the proposed sub-adviser fee schedule had been in effect during the last fiscal year, NACM would have received $1,826,175, representing a decrease of $155,235, or 7.8%. At the net asset level of the Select Aggressive Growth Fund on May 31, 1997 of $460,073,319, the aggregate reduction in fees payable by AIMCO to NACM would amount to $285,073 or 10.3%.

  The Trustees believe the proposed changes in the management fee and sub-adviser fee for the Select Aggressive Growth Fund, as well as the fee changes proposed for the other Funds (see Proposal Nos. 3 and 5), will provide a more consistent fee structure. In addition, the Trustees believe the assets of the Select Aggressive Growth Fund have reached a size that calls for introduction of a graduated fee schedule. The Fund currently has no break points in either its management fee or its sub-adviser fee. Mutual funds often consider adding break points to their advisory fee schedules as portfolio assets grow to a point where economies of scale can be realized. The proposed change in the management fee would establish a graduated fee schedule, allowing the Select Aggressive Growth Fund to pass on to investors savings that may be realized from economies of scale as net assets increase. While the change in sub-adviser fees would not reduce Fund expenses directly, the reduction in sub-adviser fees would lower AIMCO's expenses, helping offset the anticipated reduction in its management fee revenues. Therefore, it is an important part of the overall plan to revise the fee structures of both the Fund and the Trust.

  The Trustees' recommendation to shareholders to approve Amended Schedule A is based on consideration of various factors, including the type and quality of sub-advisory services provided by NACM, NACM's performance record compared to the performance of other advisers and the level of fees paid to NACM compared to industry levels.

INFORMATION REGARDING NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.

  NACM has served as Sub-Adviser to the Select Aggressive Growth Fund since the Fund was established in 1992. As an investment adviser, NACM supervises accounts with approximately $28.9 billion in total assets as of March 31, 1997. NACM's clients are primarily major corporate employee benefit funds, public employee retirement plans, foundations and endowment funds, investment companies and individuals. Founded in 1984, NACM is located at 600 West Broadway, Suite 2900, San Diego, California 92101.

  Nicholas-Applegate Capital Management Holdings LP ("NACMH") is the sole general partner of NACM and Arthur Nicholas, managing partner of NACM, controls NACMH. Following is a list of the limited partners of NACM, showing their principal areas of responsibility. The business address of each, and of NACMH, is the same as the address of NACM's offices, except for Richard Graf, James Kellerman, John Pipkin and Fred Robertson whose business address is located at NACM's offices at 1990 Post Oak Boulevard, Suite 1100, Houston, TX 77056.

 LIMITED PARTNERS           PRINCIPAL RESPONSIBILITY
 ----------------   -----------------------------------------
Arthur Nicholas     Managing Partner
Laura DeMarco       Client Service/Marketing
Richard Graf        Client Service/Marketing
Peter Johnson       Director of Client Service/Marketing
John Kane           Senior Portfolio Manager--U.S. Systematic
James Kellerman     Senior Portfolio Manager--Fixed Income
George Kenney       Chief Information Officer
John Marshall       Chief Investment Officer,
                    Mid/Large Cap Equities
James McComsey      Client Service/Marketing
Thomas Pindelski    Chief Financial Officer
John Pipkin         Fixed Income Management
Fred Robertson      Chief Investment Officer,
                    Fixed Income
Catherine Somhegyi  Chief Investment Officer,
                    Global Equity Management
Lawrence Speidell   Director of Global/Systematic
                    Portfolio Management and Research
John Wylie          Chief Investment Officer,
                    Investor Services Group

  All information about NACM has been provided by NACM.

DESCRIPTION OF THE SUB-ADVISER AGREEMENT

  The Sub-Adviser Agreement provides that NACM, as Sub-Adviser thereunder, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformance with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board of Trustees or AIMCO, will manage the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of NACM to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. The Sub-Adviser Agreement states that NACM will provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Sub-Adviser Agreement, but excluding pricing and bookkeeping services.

  The Sub-Adviser Agreement shall continue in full force and effect for successive periods of one year only so long as each such continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" of the Trust, AIMCO, the Sub-Adviser, or any other sub-adviser to the Trust. The Sub-Adviser Agreement may be terminated at any time, without payment of any penalty, by AIMCO, subject to the approval of the Trustees, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by NACM, in each case on 60 days' written notice. As required by the 1940 Act, the Sub-Adviser Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment. It also will terminate in the event that the Management Agreement between the Trust and AIMCO shall have terminated for any reason. The Sub-Adviser Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of NACM, or (ii) reckless disregard by NACM of its obligations and duties under the Sub-Adviser Agreement, NACM shall not be liable to the Trust or the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Sub-Adviser Agreement.

RECOMMENDATION AND REQUIRED VOTE

  As provided in the 1940 Act, approval of Amended Schedule A to the Sub-Adviser Agreement requires the affirmative vote of a majority (defined in the Miscellaneous section) of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on the proposal to approve Amended Schedule A. If the shareholders of the Fund fail to approve Amended Schedule A, NACM will continue to serve as Sub-Adviser pursuant to the existing Sub-Adviser Agreement.

  The Trustees recommend that shareholders vote to approve Amended Schedule A to the Sub-Adviser Agreement.

                                PROPOSAL NO. 5

                 APPROVAL OR DISAPPROVAL OF AMENDED SCHEDULE A
                     TO THE SUB-ADVISER AGREEMENT BETWEEN
                 ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC.
                         AND JANUS CAPITAL CORPORATION
               RELATING TO THE SELECT CAPITAL APPRECIATION FUND

               (APPLIES TO THE SELECT CAPITAL APPRECIATION FUND)

  Shareholders of the Select Capital Appreciation Fund are being asked by the Trustees to approve an amendment to Schedule A ("Amended Schedule A") to the Sub-Adviser Agreement dated April 28, 1995 (the "Sub-Adviser Agreement") between AIMCO and Janus Capital Corporation ("JCC") which provides for a change in the sub-adviser fees payable by AIMCO to JCC. The Sub-Adviser Agreement, as amended, attached as Exhibit III, is identical in all substantive respects to the existing Sub-Adviser Agreement except for the changes to the fee structure discussed below. The existing Sub-Adviser Agreement was last submitted to Fund shareholders on April 28, 1995 for the purpose of initially approving the Agreement. The existing Sub-Adviser Agreement, including the proposed changes in sub-adviser fees, was last approved by the Trustees, including the Trustees who are not "interested persons," at a meeting of the Board of Trustees on May 13, 1997.

PROPOSED FEE CHANGES

  Changes are now being proposed in the level of management fees paid by the Select Capital Appreciation Fund to AIMCO and the level of sub-advisory fees paid by AIMCO to JCC. As a result of the changes in management fees, expenses incurred by shareholders at the Fund's current net asset level will decrease. The change in sub-adviser fees would not reduce Fund expenses because AIMCO is solely responsible for paying such fees.

  The fee proposals under both the Management Agreement and the Sub-Adviser Agreement include the establishment of break points which would reduce the fee rates as net assets increase to specified levels. The base level management fee and sub-adviser fee would remain the same. The proposal to amend the fee structure under the Management Agreement is discussed in detail in this Proxy Statement under Proposal No. 3.

  Following is a table showing the current and proposed sub-adviser fee schedule for the Select Capital Appreciation Fund. AIMCO pays the fees earned by JCC at an annual rate based on the average daily net assets of the Fund as shown below.

                                                                    FEE RATE
                                                                ----------------
 ET ASSET LEVELSN                                               CURRENT PROPOSED
----------------                                                ------- --------
 First $100 million............................................  0.60%    0.60%
 Next $150 million.............................................  0.55%    0.55%
 Next $250 million.............................................  0.55%    0.50%
 Over $500 million.............................................  0.55%    0.45%

  During the fiscal year ended December 31, 1996, AIMCO paid JCC $541,560 for its advisory services pursuant to the fee schedule under the current Sub-Adviser Agreement. If the proposed Sub-Adviser fee schedule had been in effect during the last fiscal year, JCC would have received $541,560, representing no reduction. Pursuant to the proposed graduated fee schedule for JCC, fee reductions would begin to occur when the net assets of the Fund exceed a level of $250,000,000. At May 31, 1997, the Fund's aggregate net assets were $175,494,698.

  The Trustees believe the proposed changes in the management fee and sub-adviser fee for the Select Capital Appreciation Fund, as well as the fee changes proposed for the other Funds (see Proposal Nos. 3 and 4), will provide a more consistent fee structure. The Trustees also believe the assets of the Select Capital Appreciation Fund have reached a size that calls for the establishment of a comprehensive graduated fee schedule. The Fund currently has no break points in its management fee and only one break point in its sub-adviser fee. Mutual funds typically consider adding break points to their advisory fee schedules as portfolio assets grow to a point where economies of scale can be achieved. The proposed change in the management fee would establish a graduated fee schedule, allowing the Fund to pass on to investors savings that may be realized from economies of scale as net assets increase. While the change in sub-adviser fees would not reduce Fund expenses directly, as Fund assets grow, the reduction in sub-adviser fees would lower AIMCO's expenses, helping offset the anticipated reduction in its management fee revenues. Therefore, the proposed change in sub-adviser fees is an important part of the overall plan to revise the fee structures of both the Fund and the Trust.

  The Trustees' recommendation to shareholders to approve Amended Schedule A is based on consideration of various factors, including the type and quality of sub-advisory services provided by JCC, JCC's performance record compared to the performance of other advisers and the level of fees paid to JCC compared to industry levels.

INFORMATION REGARDING JANUS CAPITAL CORPORATION

  JCC has served as Sub-Adviser to the Select Capital Appreciation Fund since 1995. JCC has served as investment adviser to the Janus Fund since 1969 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or sub-adviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., ("KCSI") a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of the outstanding stock of JCC. Thomas H. Bailey, President and Chairman of the Board of JCC, owns approximately 12% of JCC's outstanding stock. As of June 2, 1997, JCC had approximately $57 billion in total assets under management. JCC is located at 100 Fillmore Street, Denver, Colorado 80206-4923. KCSI is located at 114 West 11th Street, Kansas City, Missouri 64105-1804.

  Following is information on the type, size and advisory fees of other similar investment company funds managed by JCC:

            FUND               NET ASSETS AS OF 6/2/97           FEE SCHEDULE
            ----               -----------------------           ------------
Janus Investment Fund
  Janus Enterprise Fund......        $573,447,136      1.00% of first $30 million
                                                       .75% of next $270 million
                                                       .70% of next $200 million
                                                       .65% on assets over $500 million
Janus Aspen Series
  Aggressive Growth                  $400,089,431      1.00% on first $30 million/1/
  Portfolio..................                          .75% on next $270 million
                                                       .70% on next $200 million
                                                       .65% on assets over $500 million
John Hancock Variable
  Series Trust I--
  Mid-Cap Growth Portfolio...        $ 24,259,092      .60% on first $100 million,
                                                       .55% over $100 million
JNL Series Trust
  JNL Capital Growth Series..        $ 55,994,758      .55% on first $100 million,
                                                       .50% on $100-500 million,
                                                       .45% over $500 million
Maxim Series Fund, Inc.--
  Mid-Cap Portfolio..........        $200,273,860      .60% on first $100 million,
                                                       .55% on assets over $100 million
Metropolitan Series Fund--
  Janus Mid-Cap Portfolio....        $ 18,164,195      .55% on first $100 million,
                                                       .50% on next $400 million,
                                                       .45% over $500 million
Sierra Trust Funds--
  Emerging Growth Fund.......        $247,725,524      .55% on first $100 million,
                                                       .50% over $100 million
The Sierra Variable Trust--
  Emerging Growth Fund.......        $ 45,090,071      .55% on first $25 million,
                                                       .50% over $25 million
IDEX SERIES FUND
  IDEX Capital Appreciation
  Portfolio..................        $ 23,153,814      50% of fees received by Adviser
                                                       less 50% of fee waiver
                                                       or reimbursement/2/

-----------
(1) Janus Capital has agreed to reduce the Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Enterprise Fund was .73% for the quarter ended March 31, 1997.
(2) Adviser's fee is 1.00% of first $750 million, 0.9% of next $250 million, and 0.85% of assets in excess of $1 billion.

  Following is a list of the names and principal occupations of the directors and principal executive officers of JCC.

                           POSITION WITH JANUS
    NAME AND ADDRESS       CAPITAL CORPORATION           OTHER BUSINESS
    ----------------     ----------------------- -------------------------------
Thomas H. Bailey........ President, Director     Chairman of Trustees and
  100 Fillmore St.       and Chairman,           President of Janus Aspen Series
  Denver, CO             Chief Executive Officer and Janus
                                                 Investment Fund, Denver,
                                                 Colorado;
                                                 Chairman and Director
                                                 IDEX Management, Inc.
                                                 Largo, FL
James P. Craig, III..... Vice President,         Executive Vice President and
  100 Fillmore St.       Director and Chief      Trustee Janus Aspen Series
  Denver, CO             Investment Officer      Janus Investment Fund Denver,
                                                 CO
Michael E. Herman....... Director                Chairman, Finance Committee
  9300 Ward Pkwy.                                Ewing Marion Kauffman
  Kansas City, MO                                Foundation
                                                 Kansas City, MO; President,
                                                 Kansas City Royals Baseball
                                                 Team
Thomas A. McDonnell..... Director                President, Treasurer and
  1055 Broadway                                  Director,
  Kansas City, MO                                DST Systems Inc.
                                                 Kansas City, MO;
                                                 Executive Vice President and
                                                 Director
                                                 Kansas City Southern
                                                 Industries, Inc.
                                                 Kansas City, MO;
                                                 Director, First of Michigan
                                                 Capital
                                                 Corporation
                                                 Detroit, MI
Michael Stolper......... Director                President, Stolper & Co., Inc.
  525 "B" Street                                 San Diego, CA;
  San Diego, CA                                  President, Seaport Venture,
                                                 Inc.
                                                 San Diego, CA
Landon H. Rowland....... Director                President and Chief Executive
  114 W. 11th St.                                Officer
  Kansas City, MO                                Kansas City Southern
                                                 Industries, Inc.
                                                 Kansas City, MO

  All information about JCC has been provided by JCC.

DESCRIPTION OF THE SUB-ADVISER AGREEMENT

  The Sub-Adviser Agreement provides that JCC, as Sub-Adviser thereunder, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformance with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the

Board of Trustees or AIMCO, will manage the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of JCC to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. The Sub-Adviser Agreement states that JCC will provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Sub-Adviser Agreement, but excluding pricing and bookkeeping services.

  The Sub-Adviser Agreement shall continue in full force and effect for successive periods of one year only so long as each such continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" of the Trust, AIMCO, the Sub-Adviser, or any other sub-adviser to the Trust. The Sub-Adviser Agreement may be terminated at any time, without payment of any penalty, by AIMCO, subject to the approval of the Trustees, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by JCC, in each case on 60 days' written notice. As required by the 1940 Act, the Sub-Adviser Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment. It also will terminate in the event that the Management Agreement between the Trust and AIMCO shall have terminated for any reason. The Sub-Adviser Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of JCC, or (ii) reckless disregard by JCC of its obligations and duties under the Sub-Adviser Agreement, JCC shall not be liable to the Trust or the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Sub-Adviser Agreement.

RECOMMENDATION AND REQUIRED VOTE

  As provided in the 1940 Act, approval of Amended Schedule A to the Sub-Adviser Agreement requires the affirmative vote of a majority (defined in the Miscellaneous section) of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on the proposal to approve Amended Schedule A. If the shareholders of the Fund fail to approve Amended Schedule A, JCC will continue to serve as Sub-Adviser pursuant to the existing Sub-Adviser Agreement.

  The Trustees recommend that shareholders vote to approve Amended Schedule A to the Sub-Adviser Agreement.

                                PROPOSAL NO. 6

   TO APPROVE OR DISAPPROVE AN ARRANGEMENT THAT WOULD PERMIT THE INVESTMENT
     MANAGER OF THE TRUST TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH NON-AFFILIATED SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER
                                   APPROVAL

  (APPLIES TO THE SELECT AGGRESSIVE GROWTH FUND, SELECT CAPITAL APPRECIATION
   FUND, SMALL-MID CAP VALUE FUND, SELECT INTERNATIONAL EQUITY FUND, SELECT GROWTH FUND, GROWTH FUND, SELECT GROWTH AND INCOME FUNDAND SELECT INCOME FUND)

  AIMCO is responsible for handling the business affairs of the Trust as its investment manager. Subject to the requirements of the 1940 Act, AIMCO, at its expense, may select and contract with a sub-adviser or sub-advisers to manage the investments of one or more of the Funds of the Trust. AIMCO has entered into sub-adviser agreements for the management of the investments of each Fund.

  The Trust and AIMCO plan to seek an exemptive order from the SEC that would permit AIMCO to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with AIMCO without obtaining shareholder approval. Absent an SEC exemptive order, a shareholder meeting would have to be held at which shareholders representing a majority of the outstanding securities would have to approve any new or amended sub-adviser agreement. The SEC recently has begun to issue such exemptive orders to other mutual fund groups which, like the Trust, employ multiple sub-advisers. Shareholder approval of the arrangement is required as a condition to obtaining this type of exemptive order from the SEC.

  If the requested exemptive order is granted, a sub-adviser to a Fund may serve as sub-adviser to such Fund pursuant to a written sub-adviser agreement with AIMCO that has not been approved by shareholders of such Fund. The requested relief also would apply where a sub-adviser to a Fund is serving pursuant to a sub-adviser agreement that is terminated as a result of an assignment of the contract due to a change of control of the sub-adviser. In such case, the sub-adviser could continue to act as sub-adviser to such Fund under a new sub-adviser agreement that had not been approved by shareholders of the Fund. The Board, including the non-interested Trustees, will continue to approve new agreements between AIMCO and a sub-adviser as well as changes to existing agreements. The requested relief will not apply to the Management Agreement between AIMCO and the Trust, and changes to the Management Agreement will continue to require approval of shareholders.

  If the requested relief is granted by the SEC and shareholders of the Funds approve this proposal, AIMCO will have the ability, subject to the approval of the Board, to hire and terminate sub-advisers to the Funds and to change materially the terms of the sub-advisory agreements, including the compensation paid to the sub-advisers, without the approval of the shareholders of the Funds. Such changes in sub-advisory arrangements would not increase the fees paid by a Fund for investment advisory services since sub-advisory fees are paid by AIMCO out of its advisory fee and are not additional charges to a Fund.

  Currently, each Fund has only one sub-adviser and there are no present plans to retain more than one sub-adviser for any Fund. However, if the requested exemptive order is granted, the Trust also would be permitted in a situation where there is more than one sub-adviser to a Fund to disclose in its Prospectus, financial statements and certain other documents only (i) fees paid to AIMCO by that Fund, (ii) aggregate fees paid by AIMCO to sub-advisers to that Fund, (iii) net advisory fees retained by AIMCO with respect to that Fund after payment of sub-advisory fees and (iv) fees paid by AIMCO to any affiliate serving as sub-adviser to that Fund. Therefore, in such a situation the Trust would not have to disclose separately the fees paid by AIMCO to a particular sub-adviser.

  Another condition of the exemptive order requires notification to shareholders within 60 days of hiring a new sub-adviser or the implementation of any proposed material change in a sub-advisory agreement. This notification must include all information that would be included in a proxy statement, so any saving in legal expenses involved in preparing the document as compared to a proxy statement would not be significant. However, the actual expense of tabulating votes and holding a shareholder meeting would not be incurred, resulting in a cost savings to the Fund.

  Any such exemptive order typically would include other conditions designed to protect shareholder interests. For example, the nomination of new independent Trustees would be placed within the discretion of the current independent Trustees.

  Other conditions of the exemptive order would include the following:

  . Any Fund relying on the requested relief will disclose in the Trust's Prospectus the existence, substance and effect of the SEC order granting such relief, and

  . AIMCO will provide management and administrative services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolio and, subject to review and approval of the Board, will (a) set the Fund's overall investment strategies, (b) select sub-advisers, (c) when appropriate, allocate and reallocate a Fund's assets among multiple sub-advisers,
     (d) monitor and evaluate the investment performance of the sub-advisers and (e) ensure that the sub-advisers comply with the Fund's investment objectives, policies and restrictions.

  Current regulations provide a 120-day window in which to obtain shareholder approval of a new sub-adviser agreement but permit no increase in the sub-adviser's compensation during that 120-day period. The exemptive order would give AIMCO the ability to pay the new sub-adviser a higher fee immediately. Therefore, the exemptive order would give AIMCO added flexibility in recruiting top performing sub-advisers. Any such fee would be the sole obligation of AIMCO.

  While AIMCO expects its relationship with the sub-advisers to the Funds to be long-term and stable over time, approval of this proposal will permit AIMCO to act quickly in situations where AIMCO and the Board believe that a change in sub-advisers or to a sub-advisory agreement, including any fee paid to a sub-adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve certain sub-advisory changes.

RECOMMENDATION AND REQUIRED VOTE

  The Trustees recommend that the shareholders approve the proposed arrangement described above.

  Approval of the proposal requires the affirmative vote of a majority (defined in the Miscellaneous section) of the outstanding voting securities of a Fund. Abstentions have the effect of a negative vote on the proposal to approve the arrangement. If shareholders of a Fund fail to approve the proposal, an exemptive order will not be sought with respect to that Fund.

                                PROPOSAL NO. 7

                      APPROVAL OR DISAPPROVAL OF CHANGING
       THE STATUS OF THE INVESTMENT OBJECTIVE OF EACH FUND OF THE TRUST
                      FROM FUNDAMENTAL TO NON-FUNDAMENTAL

                            (APPLIES TO ALL FUNDS)

  Currently, each Fund's investment objective is categorized as fundamental and may not be changed without the approval of a majority in interest of the shareholders of that Fund. It is proposed that the status of the investment objectives of the Funds of the Trust be changed from fundamental to non-fundamental to allow the investment objectives to be amended in the future by the Trustees without shareholder approval. The investment objectives are stated in the Funds' current Prospectuses dated May 1, 1997.

  The Trustees believe that making the status of the investment objectives non-fundamental would give the Funds added flexibility in responding to changing market conditions. Obtaining shareholder approval is a time-consuming process because it involves preparing, filing and distributing proxy materials, tabulating the proxy votes and then holding a shareholder meeting. If the required favorable vote is not obtained, shareholders may have to be resolicited, causing further delays. By having the ability to change their investment objectives without a shareholder vote, the Funds would be able to take advantage of new investment opportunities or change strategies on a more timely basis.

  The proposal is also intended to help minimize Fund expenses. If the proposal is approved, a Fund could change its investment objective without incurring the expenses associated with preparing and mailing proxy materials and holding a formal shareholder meeting. Certain basic shareholder protections would be maintained in that shareholders would still receive prior written notice of any amendments to the investment objective and the Trustees, who are required to represent the interests of the shareholders, would have to vote to approve such amendments. In addition, the Trustees would have the option of submitting any changes to shareholders for approval even though not required to do so. None of the Funds is presently planning to change its investment objective or the way it is managed. Any changes in the Funds' investment objectives would occur infrequently.

RECOMMENDATION AND REQUIRED VOTE

  The Trustees recommend that shareholders approve the proposed change in the status of the investment objectives from fundamental to non-fundamental, as described above.

  The affirmative vote of a majority (defined in the Miscellaneous section) of each Fund's outstanding voting securities is required to approve the proposed change with respect to that Fund. Abstentions have the effect of a negative vote on this proposal.

                                PROPOSAL NO. 8

                  APPROVAL OR DISAPPROVAL OF REVISIONS IN THE
               INVESTMENT RESTRICTIONS OF EACH FUND OF THE TRUST
                    TO PERMIT THE FUND TO BORROW MONEY FOR
                 TEMPORARY PURPOSES WHEN THE AGGREGATE AMOUNT
             BORROWED DOES NOT EXCEED 33 1/3% OF THE VALUE OF THE
            FUND'S TOTAL ASSETS AT THE TIME SUCH BORROWING IS MADE

                            (APPLIES TO ALL FUNDS)

  The Trustees propose modifying the Funds' current investment restrictions regarding borrowing to permit the Funds to borrow money for temporary purposes when the aggregate amount borrowed does not exceed 33 1/3% of the value of the Fund's total assets at the time such borrowing is made. Currently, the borrowing restrictions, which are categorized as fundamental and may not be changed without shareholder approval, permit a Fund to borrow up to 5% of the Fund's total assets at the time such borrowing is made. The proposal is made in response to recent changes in certain state laws on borrowing. Set forth below for comparison are the Funds' current and proposed investment restrictions related to borrowing.

  Current Investment Restrictions on Borrowing. The Fund will not borrow money, except for temporary purposes where the aggregate amount borrowed does not exceed 5% of the value of the Fund's total assets at the time such borrowing is made. In general, a borrowing shall be regarded as being for temporary purposes if it is repaid within 60 days and is not extended or renewed.

  Proposed Investment Restrictions on Borrowing. The Fund will not borrow money, except in accordance with the provisions of the 1940 Act and for temporary purposes when the aggregate amount borrowed does not exceed 33 1/3% of the value of the Fund's total assets at the time such borrowing is made. In general, a borrowing shall be regarded as being for temporary purposes if it is repaid within 60 days and is not extended or renewed.

  Under Section 18(f) of the 1940 Act, a Fund is permitted to borrow from any bank provided there is asset coverage of at least 300%. In the event such asset coverage falls below 300%, the Fund has a three day period in which to bring the asset coverage into compliance.

  Changing the investment restrictions on borrowing would give the Trust the ability to obtain additional funds to satisfy redemption requests should the need arise. Borrowed monies would not be used for this purpose on a regular basis and no other uses are contemplated for borrowed funds at the present time. Shareholders should note that there is an increased risk of loss when a Fund uses a large portion of its assets to engage in borrowing. Shareholders are also reminded that borrowing involves interest rate risk and expenses to the Fund. The Trustees believe that the benefits offered by having the ability to borrow money to the extent permitted under the law outweigh the potential risks.

RECOMMENDATION AND REQUIRED VOTE

  The Trustees recommend that the shareholders approve the proposed change in the investment restrictions on borrowing, as described above.

  The affirmative vote of a majority (defined in the Miscellaneous section) of each Fund's outstanding voting securities is required to approve the proposed change for that Fund. Abstentions have the effect of a negative vote on this proposal.

                                PROPOSAL NO. 9

                  APPROVAL OR DISAPPROVAL OF REVISIONS IN THE
               INVESTMENT RESTRICTIONS OF EACH FUND OF THE TRUST
               TO CHANGE FROM FUNDAMENTAL TO NON-FUNDAMENTAL THE
                 INVESTMENT RESTRICTIONS RELATING TO FINANCIAL
                          FUTURES AND RELATED OPTIONS

                            (APPLIES TO ALL FUNDS)

  Currently, each Fund's investment restrictions on financial futures and related options are considered to be fundamental and may not be changed without the approval of a majority in interest of the shareholders of that Fund. It is proposed that these investment restrictions be changed from fundamental to non-fundamental to allow them to be amended in the future without shareholder approval.

  Set forth below for comparison are the Funds' current and proposed investment restrictions on financial futures and related options.

  Current Investment Restrictions on Financial Futures and Related
Options (Investment Restriction No. 5 as set forth in the Funds' Statement of Additional Information dated May 1, 1997):

    5. The Fund will not engage in the purchase and sale of commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options and in the case of the Select Capital Appreciation Fund, futures contracts on foreign currencies and related options. The Money Market Fund will not engage in transactions in financial futures or related options.

  Proposed Investment Restrictions on Financial Futures and Related Options. Under this proposal, the current investment restrictions would be divided into two separate restrictions, the first being fundamental (new No. 5) and second non-fundamental (new No. 11) as follows:

    5. The Fund will not engage in the purchase and sale of physical commodities or contracts relating to physical commodities.

    11. The Fund (except the Money Market Fund) may engage in transactions in financial futures contracts and related options. The Money Market Fund will not engage in transactions in financial futures or related options.

  Financial futures contracts and related options are used by the Funds, other than the Small-Mid Cap Value Fund and Money Market Fund, primarily for hedging purposes. The current policies of the Small-Mid Cap Value Fund, as stated in the Fund's Prospectuses and Statement of Additional Information, each dated May 1,

1997, prohibit it from using financial futures and related options. Under a separate proposal (see Proposal No. 10), the Small-Mid Cap Value Fund would be permitted to engage in futures transactions. Through hedging activities, including the writing and purchase of put and call options and purchase and sale of futures contracts and related options, it is possible to reduce the effects of fluctuations in interest rates and the market prices of securities. Among the risks inherent in the use of financial futures and options are the risk that interest rates, securities prices and currency markets may not move in the directions anticipated and the fact that skills needed to use these strategies are different from those needed to select portfolio securities.

  Making the restrictions on financial futures non-fundamental would allow the Funds to make appropriate changes in the restrictions quickly in response to changing market conditions without the expense of holding a formal shareholder meeting. Certain basic shareholder protections would be maintained in that the Trustees, who are required to represent the interests of shareholders, would have to vote to approve any such changes and shareholders would be given written notice of the changes. The proposal is consistent with the practice followed by other mutual funds which typically classify their investment restrictions on financial futures as non-fundamental. Shareholders should note that none of the Funds, except the Small-Mid Cap Value Fund (see Proposal No.
10), is presently planning to change its current policies with respect to financial futures and related options.

RECOMMENDATION AND REQUIRED VOTE

  The Trustees recommend that the shareholders approve the proposed change in the status of the investment restrictions relating to financial futures and related options, as described above.

  The affirmative vote of a majority (defined in the Miscellaneous section) of each Fund's outstanding voting securities is required to approve the proposed change with respect to that Fund. Abstentions have the effect of a negative vote on this proposal.

                                PROPOSAL NO. 10

                  APPROVAL OR DISAPPROVAL OF REVISIONS IN THE
                INVESTMENT POLICIES OF THE SMALL-MID CAP VALUE
            FUND TO PERMIT THE FUND TO ENGAGE IN FINANCIAL FUTURES
                       AND RELATED OPTIONS TRANSACTIONS

                   (APPLIES TO THE SMALL-MID CAP VALUE FUND)

  The Trustees propose modifying the investment policies of the Small-Mid Cap Value Fund to permit the Fund to engage in financial futures and related options transactions. The current policies of the Fund prohibit it from using financial futures and related options. These policies currently are deemed to be fundamental restrictions which may not be changed without shareholder approval. Under a separate proposal (see Proposal No. 9) the policies would be changed to non-fundamental restrictions which could be changed without shareholder approval.

  Through the writing and purchase of put and call options on its securities, financial indices and foreign currencies, and the purchase and sale of futures contracts and related options with respect to securities and financial indices, the Fund would seek to hedge against fluctuations in net asset value. The Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. There is no assurance that the Small-Mid Cap Value Fund will be able to utilize these instruments effectively.

  A futures contract on a security is a standardized agreement under which each party is entitled and obligated either to make or to accept delivery, at a particular time, of securities having a specified face value and rate of return. Currently, futures contracts are available on debt securities, on indexes of equity securities such as the Standard & Poors 500 Index, and on certain foreign currencies.

  The purchase and sale of financial futures generally is for the purpose of hedging against changes in securities prices or interest rates. Hedging transactions serve as a substitute for transactions in the underlying securities and can effectively reduce investment risk. When prices are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better prices than might be later available in the stock market when it anticipates effecting purchases. Similarly, when stock market prices generally are expected to decline, a fund can seek to offset a decline in the value of its equity securities through the sale of futures contracts.

  The purchase of put options on futures contracts is a means of hedging a fund's portfolio against the risk of declining prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a fund is not invested fully.

  In connection with transactions in futures and related options, the Fund will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments may be made to and from the broker to reflect changes in the value of the futures contract.

  The Fund generally will engage in transactions in futures contracts or related options only as a hedge against changes in the values of securities held in the Fund's portfolio or which it intends to purchase, or to a limited extent to enhance return. The Fund may not purchase or sell a futures contract for non-hedging purposes if immediately thereafter the sum of the amount of margin deposits and amount of variation margins paid from time to time on the Fund's existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

  Risks inherent in the use of futures and options ("derivative instruments") include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

  The Fund will purchase futures and options only on exchanges or boards of trade when there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any future or option at any particular time.

  Financial futures and related options are widely used by mutual funds, including funds that compete with the Small-Mid Cap Value Fund. The Trustees believe the Small-Mid Cap Value Fund should have the ability to engage in financial futures and related options transactions because these strategies could benefit the Fund and its shareholders. They believe the potential benefits outweigh the risks involved in using these instruments.

RECOMMENDATION AND REQUIRED VOTE

  The Trustees recommend that the shareholders approve the proposed change in the investment policies of the Small-Mid Cap Value Fund to permit the Fund to use financial futures and related options, as described above.

  The affirmative vote of a majority (defined in the Miscellaneous section) of the Fund's outstanding voting securities is required to approve the proposed change. Abstentions have the effect of a negative vote on this proposal.

                                PROPOSAL NO. 11

               APPROVAL OR DISAPPROVAL OF CHANGING THE STATUS OF
                CERTAIN INVESTMENT POLICIES OF THE GROWTH FUND
                      FROM FUNDAMENTAL TO NON-FUNDAMENTAL

                         (APPLIES TO THE GROWTH FUND )

  Currently, the investment policies described in the first, third and fourth paragraphs under "What are the Investment Objectives and Policies?--Growth Fund--Investment Policies" in the Growth Fund's Prospectus dated May 1, 1997 are categorized as fundamental and may not be changed without shareholder approval.

The Trustees recommend changing the status of these investment policies to non-fundamental to allow them to be amended by the Trustees without a shareholder vote.

  The investment policies presented in the first, third and fourth paragraphs under the Prospectus sections referenced above describe the types of securities in which the Fund may invest and place limitations on the amount of portfolio assets that may be invested in certain investments, such as foreign securities. The text of these investment policies is set forth in Exhibit IV.

  Making the investment policies non-fundamental would give the Fund added flexibility in responding to the changing market environment and would help minimize expenses because the policies could be amended on a more timely basis without the costs of holding a formal shareholder meeting. Obtaining shareholder approval is a time-consuming process because it involves preparing, filing and distributing proxy materials, tabulating proxy votes and then holding the meeting. The proposal would also eliminate the expenses associated with preparing and mailing proxy materials. Certain basic shareholder protections would be maintained in that the Trustees, who are required to represent the interests of shareholders, would have to vote to approve any changes in the investment policies and shareholders would be given written notice of such changes. The proposal is consistent with the practice followed by other mutual funds which typically classify their investment policies as non-fundamental. None of the investment policies of the other Funds of the Trust are classified as fundamental. Shareholders should note that the Growth Fund is not planning to change any of its investment policies at the present time.

RECOMMENDATION AND REQUIRED VOTE

  The Trustees recommend that the shareholders approve changing the status of the Growth Fund's investment policies from fundamental to non-fundamental, as described above.

  The affirmative vote of a majority (defined in the Miscellaneous section) of the Fund's outstanding voting securities is required to approve the proposed change. Abstentions have the effect of a negative vote on this proposal.

                                PROPOSAL NO. 12

            APPROVAL OR DISAPPROVAL OF REVISIONS IN THE INVESTMENT
              RESTRICTIONS OF THE GROWTH FUND, EQUITY INDEX FUND, INVESTMENT GRADE INCOME FUND, GOVERNMENT BOND FUND
             AND MONEY MARKET FUND TO PERMIT SUCH FUNDS TO INVEST IN SECURITIES WHICH ARE RESTRICTED AS TO DISPOSITION
                         UNDER FEDERAL SECURITIES LAWS

 (APPLIES TO THE GROWTH FUND, EQUITY INDEX FUND,INVESTMENT GRADE INCOME FUND,
                  GOVERNMENT BOND FUNDAND MONEY MARKET FUND)

  The Trustees propose modifying the investment restrictions of the Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund to permit such Funds to invest in securities which are restricted as to disposition under federal securities laws. The present investment limitations prohibit these five Funds from investing in restricted securities, which refer to securities that have not been registered under the Securities Act of 1933 ("1933 Act"). Restricted securities, along with securities for which market quotations are not readily available, are considered to be types of illiquid securities. Under current SEC guidelines a mutual fund may invest up to 15% (10% for a money market fund) of its net assets in illiquid securities. The Funds' present restrictions were adopted many years ago prior to the development of active markets at institutional levels for securities which are restricted for general retail purposes. The present investment restrictions are classified as fundamental and may not be changed without shareholder approval.

  Set forth below are the Funds' current investment restrictions (Investment Restriction No. 3 in the Statement of Additional Information dated May 1,
1997):

  3. The Fund will not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund (except for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small-Mid Cap Value Fund, Select International Equity Fund, Select Growth Fund, Select Growth and Income Fund, and Select Income Fund) will not invest in securities which are restricted as to disposition under federal securities laws.

  Under the proposal, the present investment restrictions set forth in the second sentence of Investment Restriction No. 3 would be replaced with the following non-fundamental policy, which could be changed by the Trustees without a shareholder vote:

  The Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in securities which are illiquid because they are not readily marketable.

  The proposed policy is consistent with current guidelines established by the SEC and with the practice followed by most other mutual funds, in terms of placing a restriction on the purchase of "illiquid securities" rather than "restricted securities." None of the five Funds presently invests in securities which, at the time of purchase, are illiquid. Shareholders should be aware that illiquid securities generally involve a higher degree of risk than liquid securities because a Fund may not be able to sell them when its sub-adviser wishes to do so or might have to sell them at less than fair market value. Also, illiquid securities may be more difficult to value at times than liquid securities.

  The proposal would allow the Funds to purchase fixed-income securities offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Rule 144A securities are restricted as to resale. A Fund would not invest more than 15% (10% for the Money Market Fund) of its assets in such securities unless the Trustees determined that the securities are liquid. The Trustees have adopted guidelines for determining and monitoring the liquidity of restricted securities offered under Rule 144A.

  The Trustees believe that the proposal to allow the five Funds to invest in restricted securities would increase the Funds' investment opportunities, potentially making them more competitive. They believe the benefits offered by these opportunities outweigh the risks involved. This proposal also would eliminate certain inconsistencies among the investment restrictions of all Funds of the Trust. These inconsistencies have made it difficult to monitor the Funds' compliance with the restrictions on restricted securities.

RECOMMENDATION AND REQUIRED VOTE

  The Trustees recommend that the shareholders approve revisions in the investment restrictions of the Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund to permit such Funds to invest in securities which are restricted as to disposition under federal securities laws.

  The affirmative vote of a majority (defined in the Miscellaneous section) of each Fund's outstanding voting securities is required to approve the proposed change with respect to that Fund. Abstentions have the effect of a negative vote on this proposal.

                                 MISCELLANEOUS

  Definition of Majority. "Majority of the outstanding voting securities" means with respect to any Fund or the Trust the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as applicable, and (2) 67% or more of the shares of the Fund or the Trust, as applicable, present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

  Methods of Tabulation. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting.

  The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to all proposals, abstentions and broker non-votes have the effect of a negative vote on the proposals, except Proposal No. 1 (Election of Trustees) and Proposal No. 2 (Ratification of the Selection of Independent Accountants).

  Other Business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

  Date for Receipt of Shareholders' Proposals for Subsequent Meeting of Shareholders. The Trust's Agreement and Declaration of Trust does not provide for regular annual meetings of shareholders, and the Trust does not currently intend to hold such meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust not less than 160 days prior to any such meeting.

  Administrator. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, MA 01581, serves as the Trust's administrator.

  PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                       Richard M. Reilly
                                                       President

Worcester, MA

July 7, 1997

                                                                      EXHIBIT I

                             MANAGEMENT AGREEMENT

  Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust ("Trust") hereby confirm their Agreement covering services as hereinafter set forth. The terms and provisions of this Agreement shall take effect on July 1, 1992.

  1. The Trust hereby retains the Adviser as investment adviser for the series of shares of the Trust entitled the Growth Fund, Equity Index Fund, Investment Grade Income Fund, the Government Bond Fund and the Money Market Fund and for such other series of shares as the Trust and the Adviser may from time to time agree on, each such series of shares being hereinafter referred to as a "Fund." The Adviser shall also manage, supervise and conduct the other affairs and business of the Trust and matters incidental thereto, subject always to the provisions of the Trust's Agreement and Declaration of Trust, Bylaws and of the provisions of the Investment Company Act of 1940, as amended ("1940 Act"). In providing and performing such services, the Adviser will function in cooperation with and subject always to the direction and control of the Trustees of the Trust and in cooperation with the Trust's authorized officers and representatives.

  2. Investment Advisory Services. The Adviser agrees to act as the investment
     ----------------------------
adviser for, and to manage the investment of assets of, each Fund and to make purchases and sales of securities for each Fund's account. The Adviser shall assume responsibility for the management of the portfolio securities of each Fund and the making and execution of all investment decisions for each Fund.

    A. Investment of each Fund's assets shall be in accordance with the objectives and policies of each Fund as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission (the "SEC"), and any applicable federal and state laws.

    B. The Adviser shall report to the Trustees of the Trust (the
  "Trustees") at such times and in such detail as the Trustees may from time to time determine to be appropriate in order to permit the Trustees to determine the adherence by the Adviser to the investment policies and legal requirements of each Fund.

    C. The Adviser shall place all orders for the purchase and sale of portfolio investments for the account of the Funds with issuers, brokers or dealers selected by the Adviser which may include brokers or dealers affiliated with the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser shall always seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Trust can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuous basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser and its affiliates with respect to the Trust and to other clients as to which the Adviser or any affiliate of the Adviser exercises investment discretion.

    D. Subject to the provisions of the Trust's Agreement and Declaration of Trust and the 1940 Act, the Adviser, at its expense, may select and contract with one or more investment advisers (the "Subadvisers") to provide to the Adviser such investment advice relating to the assets of a Fund and related services as the Adviser may from time to time deem appropriate, or delegate any or all of its functions hereunder to one or more Subadvisers, provided that the Trustees shall approve any such contract with a Subadviser. So long as any Subadviser serves as investment adviser to any Fund pursuant to a Subadviser Agreement in substantially the form attached hereto as Exhibit A (the "Subadviser Agreement"), the obligation of the Adviser under this Agreement with respect to managing the investment portfolio of such Fund shall be, subject in any event to the control of the Trustees, to determine and review with such Subadviser the investment objectives, policies and restrictions and placing of all orders for the purchase and sale of portfolio securities for such Fund, all as further described in the Subadviser Agreement. The Adviser will compensate any Subadviser of any Fund for its services to such Fund. The Adviser may terminate the services of any Subadviser at any time, subject to the approval of the Trustees, and shall at such time assume the responsibilities of such Subadviser unless and until a successor Subadviser is selected.

  3. Management Services. The Adviser will perform (or arrange for the
     -------------------
performance by its affiliates) the management and administrative services necessary for the operation of the Trust.

    A. Subject to the supervision of the Trustees, and unless otherwise provided herein the Advisor shall be responsible for the day to day business activities of the Trust and shall perform all services appropriate thereto, including: (i) providing for members of its organization to serve without salaries as Trustees, officers, or agents of the Trust; (ii) furnishing at its expense such office space as may be necessary for the suitable conduct of the Trust's business (other than pricing and bookkeeping) and all necessary light, heat, telephone service, office equipment stationery, and stenographic, clerical, mailing and messenger service in connection with such office; (iii) on behalf of the Funds of the Trust, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iv) preparing all general shareholder communications, including shareholder reports; (v) conducting shareholder relations; (vi) maintaining the Trust's existence and its records; (vii) during such times as shares are publicly offered, maintaining the registration and qualification of the Trust's shares under federal and state law; and (viii) investigating the development of management and shareholder services (and, if appropriate, assisting in the development and implementation of such services) designed to enhance the value or convenience of the Funds of the Trust as investment vehicles.

    B. The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. Should the Trust have occasion to call upon the Adviser for services not herein contemplated or through the Adviser to arrange for the services of others, the Adviser will act for the Trust upon request to the best of its ability, the compensation for its services to be agreed upon with respect to each such occasion as it arises.

    C. The Adviser will not furnish the Trust the following services under this Agreement:

      (i) determinations of the Trust's net assets and the net asset value per share of its shares ("pricing");

      (ii)  maintenance of accounts, books and records as required by
    Section 31(a) of the 1940 Act and the rules thereunder
    ("bookkeeping"); and

      (iii) provision of custodian services, transfer agent services, dividend disbursement and reinvestment services, shareholder services, or shareholder recordkeeping services.

  4. Expenses of the Trust. It is understood that the Trust will pay all its
     ---------------------
expenses other than those expressly stated to be payable by the Adviser hereunder. The expenses payable by the Trust shall include, without limitation; (i) interest and taxes;

(ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses associated with pricing and bookkeeping; (iv) fees and expenses of its Trustees other than those who are "interested persons" of the Trust or the Adviser; (v) legal and audit expenses; (vi) custodian, registrar and transfer agent fees and expenses; (vii) fees and expenses related to the registration and qualification of the Trust and the Fund's shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Funds; (ix) all other expenses incidental to holding meetings of the Trust's shareholders, including proxy solicitations therefor; (x) insurance premiums for fidelity and other coverage; (xi) its proportionate share of association membership dues; (xii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xiii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (ix) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify the Trust's Trustees and officers with respect thereto.

  5. Compensation. As full compensation for the services furnished and
     ------------
expenses borne by the Adviser herein, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each Fund, as described in Schedule A which is attached hereto.

  The fee computed with respect to the net assets of each Fund shall be paid from the assets of such Fund. The average daily net assets of each Fund shall be determined by taking an average of all of the determinations of net asset value during each month at the close of business on each business day during such month while this Agreement is in effect. The fee for each month shall be payable within five (5) business days after the end of the month.

  In the event that expenses of any Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due the Adviser such period shall be reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the Fund's fiscal year. In the event that the expenses with respect to any Fund should exceed any expense limitation which the Adviser may, by written notice to the Trust, voluntarily declare to be effective, subject to such terms and conditions as the Adviser may prescribe in the notice, the compensation due the Adviser shall be reduced, and, if necessary, the Adviser shall bear expenses with respect to the Fund, to the extent required by the expense limitation.

  If the Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

  In addition to the foregoing, the Trust will reimburse the Adviser for the traveling and incidental expenses (other than the regular Worcester office expenses described above) which may be incurred in connection with special work performed at its request.

  6. Limitation of Liability. The Adviser shall be under no liability to the
     -----------------------
Trust or its Shareholders or creditors for any matter or thing in connection with the performance of any of the Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Trust by reason of the Adviser's own willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

  7. Amendment. This Agreement may be amended at any time by mutual consent of
     ---------
the parties, provided that such amendment shall have been approved (i) by vote of a majority of the outstanding voting securities of each Fund affected by such amendment, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser or any Subadviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

  8. Termination. This Agreement shall be effective as of the date executed,
     -----------
and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below.

    A. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of a Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser or of any Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    B. This Agreement may be terminated as to any Fund without the payment of any penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Adviser on sixty days' written notice.

    C. This Agreement shall automatically terminate in the event of its assignment.

  9. Agreement and Declaration of Trust. A copy of the Trust's Agreement and
     ----------------------------------
Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

  10. Other Agreements, etc. It is understood that any of the shareholders,
      ---------------------
Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlled by or under common control with the Adviser, and that the Adviser and any person controlled by or under common control with the Adviser may have an interest in the Trust. It is also understood that the Adviser and persons controlled by or under common control with the Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

  11. Miscellaneous. The Adviser, its directors, officers, and its employees
      -------------
retain the right to engage in other business, and to render portfolio management, investment advisory, or other services of any kind to any other corporation, firm, individual, or association. Neither the Adviser nor any officer, director, or shareholder of the Adviser shall act as principal or receive any compensation in connection with the purchase or sale of securities by or on behalf of the Trust other than the compensation provided in this Agreement.

  The Adviser is an independent contractor and not an agent of the Trust.

  The Trust recognizes the Adviser's control of the names "SMA Investment Trust" and "Allmerica Investment Trust" and agrees that its right to use such names is non-exclusive and can be terminated by the Adviser at any time. The use of such names will be terminated automatically if at any time the Adviser or affiliate of the Adviser ceases to be investment adviser for the Trust.

  For the purposes of this Agreement, majority of the outstanding voting securities of a Fund at any annual or special meeting shall mean a concurring vote of (i) 67% or more of the shares of the Fund represented at such meeting, if more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (ii) 50% of the outstanding shares of the Fund, whichever is less.

  For the purposes of this Agreement, the terms "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

  Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and State insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

  Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner, or the Insurance Commissioner of any other state, with any information or reports in connection with services provided under this Agreement which such Commissioner may reasonably request in order to ascertain whether the variable contracts operations of the Company are being conducted in a manner consistent with the state's regulations concerning variable contracts and any other applicable law or regulations.

  This Agreement shall be effective on the date executed. Executed this 1st day of July, 1992.

                                         Allmerica Investment Management
                                           Company, Inc.

      /s/ Stephen P. Setterlund                    /s/ Robert T. Stemple
______________________________________   By:___________________________________
               Witness                            Assistant Vice President

                                         Allmerica Investment Trust

      /s/ Stephen P. Setterlund                    /s/ Richard M. Reilly
______________________________________   By:___________________________________
               Witness                                   President

  As full compensation for the services furnished and expenses borne by the Adviser herein, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each Fund, as described below:

                                  SCHEDULE A

                                  ANNUAL FEES

                                           INVESTMENT  MONEY  EQUITY GOVERNMENT
                                   GROWTH GRADE INCOME MARKET INDEX     BOND
    ASSETS                          FUND      FUND      FUND   FUND     FUND
    ------                         ------ ------------ ------ ------ ----------
Up to $50,000,000................. 0.60%     0.50%     0.35%  0.35%    0.50%
Next $200,000,000................. 0.50%     0.35%     0.25%  0.30%    0.50%
On the remainder.................. 0.35%     0.25%     0.20%  0.25%    0.50%

                                     FORM
                                      OF
                                    NOTICE

  Notice, effective August 21, 1992, with respect to the Form of Management Agreement (the "Agreement") between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992.

  The Trust hereby gives notice that:

    (i) four additional series of the Trust, Select Aggressive Growth Fund, Select Growth Fund, Select Growth and Income Fund and Select Income Fund (the "New Series"), have been established, each New Series constitutes a "Fund" for purposes of Section 1 of the Agreement, and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement; and

    (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each of the New Series, as indicated below:

                                  ANNUAL FEES

    Select Aggressive Growth Fund                  Select Growth Fund
                1.00%                                     0.85%
    Select Growth and Income Fund                  Select Income Fund
                0.75%                                     0.60%

  This Notice is not intended to and does not, alter or amend the Agreement, which remains in full force and effect.

                                         Allmerica Investment Trust
                                          (formerly SMA Investment Trust)

                                                   /s/ Robert T. Stemple
                                         By: __________________________________

                                         Dated: August 21, 1992


Acknowledged by Allmerica Investment Management
  Company, Inc.

        /s/ Richard M. Reilly
By: __________________________________

Dated: August 21, 1992

                                    NOTICE

  Notice, effective April 30, 1993, with respect to the Management Agreement between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992 (the "Agreement").

The Trust hereby gives notice that:

    (i) one additional series of the Trust, The Small Cap Value Fund (the "New Series"), has been established. This New Series constitutes a "Fund" for purposes of Section 1 of the Agreement and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement, and

    (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed daily and paid monthly at an annual rate of .85% of the average daily net assets of the New Series.

  This Notice is not intended to and does not otherwise alter or amend the Agreement which remains in full force and effect.

                                         Allmerica Investment Trust

                                                   /s/ Richard M. Reilly
                                         By: __________________________________

                                         Date: April 30, 1993


Acknowledged by Allmerica Investment
  Management Company, Inc.

        /s/ Abigail Armstrong
By: __________________________________

Date: April 30, 1993

                                    NOTICE

  Notice, effective May 1, 1994, with respect to the Management Agreement (the "Agreement") between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992.

The Trust hereby gives notice that:

    (i) one additional series of the Trust, The Select International Equity Fund (the "New Series"), has been established, this New Series constitutes a "Fund" for purposes of Section 1 of the Agreement and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement; and

    (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the New Series.

  This Notice is not intended to and does not, alter or amend the Agreement, which remains in full force and effect.

                                         Allmerica Investment Trust

                                                   /s/ Robert T. Stemple
                                         By: __________________________________

                                         Dated: May 1, 1994

Acknowledged by Allmerica Investment
  Management Company, Inc.

            /s/ Eric Levy
By: __________________________________

Dated: May 1, 1994

                                    NOTICE

  Notice, effective April 28, 1995, with respect to the Management Agreement (the "Agreement") between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992.

  The Trust hereby gives notice that:

    (i) one additional series of the Trust, the Select Capital Appreciation Fund (the "New Series"), has been established, this New Series constitutes a "Fund" for purposes of Section 1 of the Agreement and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement; and

    (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the New Series.

  This Notice is not intended to and does not, alter or amend the Agreement, which remains in full force and effect.

                                         Allmerica Investment Trust

                                                   /s/ Robert T. Stemple
                                         By: __________________________________

                                         Dated: March 20 , 1995

Acknowledged by Allmerica Investment
  Management Company, Inc.

        /s/ Richard M. Reilly
By: __________________________________

Dated: March 20 , 1995

                                AMENDMENT NO. 1

  Amendment No. 1, effective April 1, 1997 (the "Amendment"), with respect to the Management Agreement between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992 (the "Agreement"), as supplemented.

  The Trust and the Adviser amend the Agreement as it relates to the Small-Mid Cap Value Fund (formerly the Small Cap Value Fund), one of the series of the Trust, to provide that the fee paid to the Adviser will be computed daily and paid monthly at an annual rate based on the Fund's average daily net assets, as set forth below:

NET ASSETS                                                              FEE RATE
----------                                                              --------
First $100 million.....................................................   1.00%
Next $150 million......................................................   0.85%
Next $250 million......................................................   0.80%
Next $250 million......................................................   0.75%
Over $750 million......................................................   0.70%

  This Amendment does not intend to and does not otherwise alter or amend the Agreement which remains in full force and effect.

Allmerica Investment Trust

       /s/ Thomas P. Cunningham
By: __________________________________

Date: 4-1-97

Allmerica Investment Management
  Company, Inc.

        /s/ Richard M. Reilly
By: __________________________________

Date: April 1, 1997

                                    FORM OF
                                AMENDMENT NO. 2

  Amendment No. 2, effective August , 1997 (the "Amendment"), with respect to the Management Agreement between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992 (the "Agreement"), as supplemented.

  The Trust and the Adviser amend the Agreement as it relates to the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Growth Fund, Select Growth and Income Fund, Select Income Fund and Investment Grade Income Fund, series of the Trust, to provide that the fee paid to the Adviser will be computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below:

                        SELECT      SELECT       SELECT
                      AGGRESSIVE   CAPITAL    INTERNATIONAL        SELECT GROWTH
                        GROWTH   APPRECIATION    EQUITY     GROWTH      AND
       ASSETS            FUND        FUND         FUND       FUND   INCOME FUND
       ------         ---------- ------------ ------------- ------ -------------
First $100 Million..     1.00%       1.00%        1.00%      0.60%     0.75%
$100 to $250 Mil-
  lion..............     0.90%       0.90%        0.90%      0.60%     0.70%
$250 to $500 Mil-
  lion..............     0.85%       0.85%        0.85%      0.40%     0.65%
Over $500 Million...     0.85%       0.85%        0.85%      0.35%     0.65%

                                                                     INVESTMENT
                                                           SELECT       GRADE
                         ASSETS                          INCOME FUND INCOME FUND
                         ------                          ----------- -----------
First $50 Million.......................................    0.60%       0.50%
$50 to $100 Million.....................................    0.55%       0.45%
Over $100 Million.......................................    0.45%       0.40%

  This Amendment does not intend to and does not otherwise alter or amend the Agreement which remains in full force and effect.

Allmerica Investment Trust               Allmerica Investment Management
                                           Company, Inc.



By: __________________________________   By: __________________________________


Date: ________________________________   Date: ________________________________

                                                                     EXHIBIT II

                             SUBADVISER AGREEMENT

  Subadviser Agreement executed as of August 21, 1992 between Allmerica Investment Management Company, Inc. (the "Manager"), and Nicholas-Applegate Capital Management (the "Subadviser").

    Witnesseth:

  That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST

  (a) Subject always to the control of the Trustees of Allmerica Investment Trust (the "Trust"), a Massachusetts business trust, the Subadviser, at its expense, will furnish continuously an investment program for each of the following series of shares of the Trust: Select Aggressive Growth Fund and such other series of shares as the Trust, the Manager and the Subadviser may from time to time agree on (together, the "Funds"). The Subadviser will make investment decisions on behalf of each of the Funds and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Subadviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of each of the Funds, as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine in writing. The Subadviser shall make its officers and employees available to the Manager from time to time at reasonable times to review investment policies of the Funds and to consult with the Manager regarding the investment affairs of the Funds.

  (b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including clerical personnel and equipment necessary for the efficient conduct of the investment affairs of each of the Funds (excluding pricing and bookkeeping services).

  (c) The Subadviser shall place all orders for the purchase and sale of portfolio investments for each Fund with issuers, brokers or dealers selected by the Subadviser which may include brokers or dealers affiliated with the Subadviser. In the selection of such brokers or dealers and the placing of such orders, the Subadviser always shall seek best execution, (except to the extent permitted by the next sentence hereof) which is to place portfolio transactions where each Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser and its affiliates with respect to the Trust and to other clients of the Subadviser as to which Subadviser or any affiliate of the Subadviser exercises investment discretion.

  (d) The Subadviser shall not be obligated to pay any expenses of or for a Fund not expressly assumed by the Subadviser pursuant to this Section 1.

2. OTHER AGREEMENTS, ETC.

  It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlled by or under common control with the Subadviser, and that the Subadviser and any person controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlled by or under common control with the Subadviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

3. COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER

  The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered and for the expenses borne by the Subadviser pursuant to
Section 1, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust.

4. AMENDMENTS OF THIS AGREEMENT

  This Agreement (including Schedule A hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

  This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below.
  A. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of a Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended ("1940 Act") and the rules and regulations thereunder.

  B. This Agreement may be terminated as to any Fund without the payment of any penalty by the Manager, subject to the approval of the Trustees, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Subadviser on sixty days' written notice.

  C. This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason.

6. CERTAIN DEFINITIONS

  For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of a Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or
(b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

  For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities and Exchange Act of 1934 and the Rules and Regulations thereunder.

7. NONLIABILITY OF SUBADVISER

  In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to the Manager, for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

  A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Fund.

9. MISCELLANEOUS

  A. The Subadviser shall be responsible for voting the securities of the Funds.

  B. Any notices from the Subadviser to the Manager shall be mailed to the following address:

                  Allmerica Investment Management Company, Inc.
                  440 Lincoln Street
                  Worcester MA 01653
                  Attn: Counsel

  Any notices from the Manager to the Subadviser shall be mailed to the following address:

                  Nicholas-Applegate Capital Management
                  501 West Broadway, Suite 2000
                  San Diego CA 92101
                  Attn: Antonio C. Cabral, Jr.
                     Vice President

  C. It is understood that this Agreement shall be governed by and construed under and in accordance with the laws of the Commonwealth of Massachusetts laws except when Federal securities laws or other Federal laws are applicable.

  IN WITNESS WHEREOF, ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                              Allmerica Investment Management Company, Inc.

                                                  /s/ Eric Levy
                              By: _____________________________________________

                              Nicholas-Applegate Capital Management, a
                                California limited partnership By: Nicholas-
                                Applegate Capital Management, Inc., General
                                Partner

                                           /s/ Antonio A. Cabral, Jr.
                              By: _____________________________________________
                                           Antonio A. Cabral, Jr.
                                               Vice President

Accepted and Agreed to
as of the day and year first
above written:

Allmerica Investment Trust

              /s/ Richard M. Reilly
By: _____________________________________________

                                    FORM OF
                               AMENDED SCHEDULE A
                      TO THE SUB-ADVISER AGREEMENT BETWEEN
                    ALLMERICA INVESTMENT MANAGEMENT COMPANY,
              INC. (THE "MANAGER") AND NICHOLAS-APPLEGATE CAPITAL
           MANAGEMENT, L.P. (THE "SUB-ADVISER") DATED AUGUST 21, 1992
                 RELATING TO THE SELECT AGGRESSIVE GROWTH FUND

                            EFFECTIVE AUGUST  , 1997

  The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser pursuant to
Section 1, a fee, computed daily at an annual rate based on the average daily net assets of each Fund (valued in accordance with the current Registration Statement of the Fund), as set forth below:

                        FUND                             NET ASSETS     FEE RATE
                        ----                         ------------------ --------
Select Aggressive Growth Fund....................... First $100,000,000  0.60%
                                                     Next $150,000,000   0.55%
                                                     Next $250,000,000   0.50%
                                                     Over $500,000,000   0.45%

  Such fee will be paid to the Sub-Adviser after the end of each calendar quarter.

                              Allmerica Investment Management Company, Inc.

                              By: _____________________________________________

                              Nicholas-Applegate Capital Management, L.P.

                              By: _____________________________________________

Accepted and Agreed to by Allmerica Investment
  Trust

By: _____________________________________________

                                                                    EXHIBIT III

                             SUB-ADVISER AGREEMENT

  Sub-Adviser Agreement executed as of April 28, 1995 between ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC, 440 Lincoln Street, Worcester, Massachusetts 01653 (the "Manager"), and JANUS CAPITAL CORPORATION, with a principal place of business at 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923 (the "Sub-adviser").

  Witnesseth:

  That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

  (a) Subject always to the control of the Trustees of Allrnerica Investment Trust (the "Trust"), a Massachusetts business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the following series of shares of the Trust: THE SELECT CAPITAL APPRECIATION FUND and such other series of shares as the Trust, the Manager and the Sub- Adviser may from time to time agree on (the "Fund"). The Sub-Adviser will have exclusive authority to make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities in such proportions as the Sub-Adviser may determine without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, subject however, to the Fund's investment objective, policies and restrictions and to the supervision by the Manager and the Board of Trustees of the Trust. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objective and policies of the Fund, as set forth in the current Registration Statement of the Trust ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and upon receipt of the relevant disclosure documents, will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine. The Sub-Adviser shall make its officers and employees available to the Manager from time to time at reasonable times to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Fund. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as necessary to perform this Agreement, or unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

  (b) The Sub-Adviser, at its expense, will furnish all investment and management personnel, facilities, and equipment necessary to perform the duties set forth in this Agreement.

  (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund with issuers, brokers or dealers selected by the Sub-Adviser which may include brokers or dealers affiliated with the Sub-Adviser or the Manager. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser always shall seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Trust and to other clients of the Sub-Adviser to which the Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion.

2. OBLIGATIONS OF THE MANAGER

  (a) The Manager shall timely furnish information to the Sub-Adviser regarding the composition of assets in the Fund, cash requirements and cash available for investment in the Fund.

  (b) The Manager shall provide to the Sub-Adviser, a copy of the Fund's most recent Registration Statement, including the most recent prospectuses and the statement of additional information, including any amendments, updates or supplements to such documents before or at the time the amendments, updates or supplements become effective.

  (c) The Manager also shall provide the Sub-Adviser with any additional materials or information that the Sub-Adviser may reasonably request from time to time to enable it to perform its duties under this Agreement.

3. OTHER AGREEMENTS

  It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory management service or other contracts with other organizations and persons, and may have other interests and businesses.

4. COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER

  The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust.

5. AMENDMENTS OF THIS AGREEMENT

  This Agreement (including Schedule A hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting, on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

6. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

  This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below.

  (a) Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of a Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Sub-Adviser, by vote cast in person at a meeting wherein the annual renewal of investment advisory agreements is traditionally undertaken or at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended ("1940 Act") and the rules and regulations thereunder.

  (b) This Agreement may be terminated as to any Fund without the payment of any penalty by the Manager, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Sub-Adviser on sixty days' written notice.

  (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason.

7. CERTAIN DEFINITIONS

  For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of a Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or
(b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

  For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under said Act; and the term "brokerage and research services" shall have the meaning given in the Securities and Exchange Act of 1934 and the rules and regulations thereunder.

8. NONLIABILITY OF SUB-ADVISER

  The Sub-Adviser shall be under no liability to the Trust, the Manager or the Trust's Shareholders or creditors for any matter or thing in connection with the performance of any of the Sub-Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Trust by reason of the Sub-Adviser's own willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

9. LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

  A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are not binding, upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

10. CONFLDENTIALITY AND PROPRIETARY RIGHTS

  (a) The Manager will not directly, or indirectly and will not permit its employees, officers, directors, agents, contractors, or the Fund to, in any form or by any means, use, disclose or furnish to any person or entity, records or information concerning the business of the Sub-Adviser, except as necessary for the performance of its duties under this Agreement or its investment management agreement with the Fund.

  (b) The Sub-Adviser will not directly, or indirectly, and will not permit its employees, officers, directors or agents to in any form or by any means, use, disclose or furnish to any person or entity, records or information concerning the business of the Manager or the Fund, except as necessary for the performance of its duties under this Agreement.

  (c) The Sub-Adviser is the sole owner of the name and mark "Janus " The Manager shall provide the Sub-Adviser with any and all written sales and marketing material in which Manager proposes to use the name and mark "Janus" and Sub-Adviser shall have five (5) business days to review and approve the use of such material by the Manager, which approval shall not be unreasonably withheld. The Manager shall not permit the Fund to, without prior written approval of the Sub-Adviser, use the name or mark "Janus" or make representations regarding the Sub-Adviser or its affiliates.

  (d) Upon termination of this Agreement for any reason, Manager shall use its best efforts to cause the Fund to immediately cease all use of the "Janus" name or any "Janus" mark.

11. NON-EXCLUSIVITY

  (a) The Sub-Adviser and its affiliates may act as the investment adviser and provide other services to various investment companies and other managed accounts. In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Fund) in a manner that the Sub-Adviser believes to be equitable provided that such allocation complies with industry standards and provided further that the Sub-Adviser shall report to the Board of Trustees regarding such allocation of transaction expenses when requested to do so.

  (b) The Sub-Adviser, its affiliates, or any of their directors, officers, employees or agents may buy, sell or trade any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Sub-Adviser of its responsibilities under this Agreement and shall be in accordance with all applicable laws and regulations.

  (c) The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) or the 1940 Act (the "Code"), and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Sub-Adviser. The Sub-Adviser shall forward any proposed amendments to such Code to the Manager.

  IN WITNESS WHEREOF, ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative and JANUS CAPITAL CORPORATION and has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                         Allmerica Investment Management
                                           Company, Inc.

                                                     /s/ Eric Levy
                                         By:___________________________________
                                                 TITLE: VICE PRESIDENT AND
                                                         TREASURER

                                         Janus Capital Corporation

                                                /s/ Stephen L. Stieneker
                                         By:___________________________________
                                              TITLE: ASSISTANT VICE PRESIDENT

Accepted and Agreed to as of the day
  and year first above written:

Allmerica Investment Trust

        /s/ Robert T. Stemple
By:___________________________________
  TITLE: VICE PRESIDENT AND CONTROLLER

                                    FORM OF
                              AMENDED SCHEDULE A
                     TO THE SUB-ADVISER AGREEMENT BETWEEN
         ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC.(THE "MANAGER")
    AND JANUS CAPITAL CORPORATION (THE "SUB-ADVISER") DATED APRIL 28, 1995
               RELATING TO THE SELECT CAPITAL APPRECIATION FUND

                           EFFECTIVE AUGUST  , 1997

  The Manager will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered, a fee, accrued monthly and paid quarterly based on the average daily net assets of the Fund as set forth below:

            FUND                                        NET ASSETS     FEE RATE
            ----                                    ------------------ --------
Select Capital Appreciation Fund................... First $100,000,000  0.60%
                                                    Next $150,000,000   0.55%
                                                    Next $250,000,000   0.50%
                                                    Over $500,000,000   0.45%

  The average daily net assets of the Fund shall be determined by taking an average of all of the determinations of net asset value during each month at the close of business each business day during such month while this Agreement is in effect.

  The fee for each quarter shall be payable within ten (10) business days after the end of the quarter. If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

                                         Allmerica Investment Management
                                           Company, Inc.

                                         By: __________________________________

                                         Janus Capital Corporation

                                         By: __________________________________

Accepted and Agreed to by Allmerica
  Investment Trust

By: __________________________________

                                  EXHIBIT IV

 GROWTH FUND INVESTMENT POLICIES AS STATED IN THE FUND'S PROSPECTUS DATED MAY
                                    1, 1997

  Investment Policies: The Growth Fund is not limited to investments in any particular type of company and may invest in any company which, in the opinion of management, is likely to further its investment objective. The Growth Fund will pursue its investment objective by maintaining a flexible position regarding the type of companies, as well as the types of securities, in which it will invest. Investments may include, but are not limited to, developing or well-established companies, whether small or large. It is anticipated that there will be a mix of assets in the Growth Fund. For example, portions of the Growth Fund may be invested in equity securities of good quality or in well-established companies considered to represent good value, based on factors including historical investment standards (such as price/book value ratios and price/earnings ratios) or in smaller emerging growth companies which are in the development stage and are expected to achieve above-average earnings growth because of special factors (such as changes in the economy, the relative attractiveness of the various securities markets, or changes in consumer demand).

                                     * * *

  The Growth Fund normally will invest substantially all of its assets in equity-type securities, including common stocks, warrants (which are options to purchase common stock at specified prices during a specified time period with the investment risk that the market value of the underlying common stock may not be high enough in relation to the warrant exercise price to justify purchase pursuant to the terms of the warrant), preferred stocks and debt securities convertible into or carrying rights to purchase common stock or to participate in earnings, and real estate securities to the extent permitted by paragraph four under "Investment Restrictions" in the SAI. In periods considered by management to warrant a more defensive position, the Growth Fund may place a larger proportion of its portfolio in high-grade preferred stocks, bonds, or other fixed-income securities, including U.S. Government securities, whether or not convertible into stock or with rights attached, or retain cash. The Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies."

  The Growth Fund may invest in both listed and unlisted securities. The Growth Fund also may invest in foreign as well as domestic securities. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts ("ADRs"). The Growth Fund will not concentrate its foreign investments in any particular foreign country, or limit its investments to issuers listed on particular exchanges or traded in particular money market centers. Investments in foreign securities carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies." The Sub-Adviser will consider these and other factors before investing and will not cause the Growth Fund to invest in foreign securities unless, in its opinion, such investments will meet the standards and objectives of the Growth Fund.

                           ALLMERICA INVESTMENT TRUST
                                     PROXY
          This Proxy is solicited on behalf of the Board of Trustees.

     The undersigned hereby appoints Richard M. Reilly, Thomas P. Cunningham and George M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of Allmerica Investment Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Friday, August 15, 1997 at 10:00 a.m., local time, and at any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed by the shareholder. If no direction is made, the Proxy will be voted "FOR" all proposals. If a proxy is not received from a particular shareholder, except when otherwise permitted by applicable law, the votes attributable to his or her interest will be allocated in the same ratio as votes for which instructions have been received. A proxy marked in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority. Certain proposals relate only to certain Funds. See Proxy Statement to identify which proposals apply to your Fund. In their discretion, the named proxies are authorized to vote upon other business as may properly come before the Meeting, or any adjournment thereof. The mailing date of this Proxy is on or about July 7, 1997.

To Vote For, Against or Abstain from voting on specific prosposals, check the appropriate boxes below.


1.  ELECTION OF TRUSTEES     FOR all nominees  [  ]     WITHHOLD AUTHORITY [  ]                  *EXCEPTIONS [  ]
                             listed below.              to vote for all nominees listed below.

    Nominees:    Cynthia A. Hargadon, Gordon Holmes, John P. Kavanaugh, Bruce E.
                 Langton, John F. O'Brien, Attiat F. Ott, Richard M. Reilly, and
                 Ranne P. Warner.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space below.)
    *Exceptions
               -----------------------------------------------------------------

2.  RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

3. APPROVAL OF AMENDMENT TO MANAGEMENT AGREEMENT BETWEEN ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. ("AIMCO") AND THE TRUST

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

4. APPROVAL OF AMENDED SCHEDULE A TO SUB-ADVISER AGREEMENT BETWEEN AIMCO AND NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

5. APPROVAL OF AMENDED SCHEDULE A TO SUB-ADVISER AGREEMENT BETWEEN AIMCO AND JANUS CAPITAL CORPORATION

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

6. APPROVAL OF ARRANGEMENT TO PERMIT INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH NON-AFFILIATED SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

7. APPROVAL OF CHANGE IN STATUS OF INVESTMENT OBJECTIVE OF EACH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

8. APPROVAL OF REVISIONS IN INVESTMENT RESTRICTIONS OF EACH FUND TO PERMIT FUND TO BORROW MONEY WHEN AGGREGATE AMOUNT BORROWED DOES NOT EXCEED 33 1/3% OF VALUE OF FUND'S TOTAL ASSETS

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

9. APPROVAL OF CHANGE IN STATUS OF INVESTMENT RESTRICTIONS OF EACH FUND RELATING TO FINANCIAL FUTURES AND RELATED OPTIONS FROM FUNDAMENTAL TO NON-FUNDAMENTAL

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

10. APPROVAL OF REVISIONS IN INVESTMENT POLICIES OF THE SMALL-MID CAP VALUE FUND TO PERMIT FUND TO ENGAGE IN FINANCIAL FUTURES AND RELATED OPTIONS TRANSACTIONS

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

11. APPROVAL OF CHANGE IN STATUS OF CERTAIN INVESTMENT POLICIES OF GROWTH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

12. APPROVAL OF REVISIONS IN INVESTMENT RESTRICTIONS OF CERTAIN FUNDS TO PERMIT SUCH FUNDS TO INVEST IN SECURITIES RESTRICTED AS TO DISPOSITION UNDER FEDERAL SECURITIES LAWS

                             FOR     [  ]    AGAINST  [  ]    ABSTAIN  [  ]

Fund Name
Policy Number
Policyowner
Policyowner's Address


Please sign exactly as the name appears hereon. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If joint owners, each owner should sign. Note: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the votes covered by this Proxy.

Dated:                                  , 1997
      ---------------------------------------------------


      ---------------------------------------------------
                           Signature

      ---------------------------------------------------
                  Signature if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                        [PASTE-UP LETTERHEAD HERE]

                                                              July 7, 1997

Dear Valued Client:

The enclosed Proxy Statement contains a number of proposals to be voted on at a Special Meeting of Shareholders to be held on August 15, 1997. Some apply to all of the Funds in the Trust while others apply only to a few or to a single Fund. We have clearly identified which proposals apply to which Fund. This letter briefly summarizes the proposals. You are, of course, encouraged to refer to the Proxy Statement for more detailed information.

Generally speaking, the proposals fall into three categories: Administrative Matters, Matters Affecting the Management or Sub-Advisory Agreements, and Matters Affecting Investment Restrictions of one or more of the Funds. Each of the proposals is summarized below.

A. Administrative Matters. Proposals Nos. 1 and 2

Proposal No. 1 involves the election of eight Trustees, seven of whom currently serve as Trustees and one of whom is a new nominee. (This applies to all Funds.)

Proposal No. 2 involves the ratification of the selection of Price Waterhouse as independent accountants. (This applies to all the Funds.)

B. Matters Affecting the Management or Sub-Advisory Agreements. (Proposals Nos. 3-6)

Proposal No. 3 involves proposed amendments to the fee schedules of the Management Agreement which would result in lower management fees for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Select Growth and Income Fund and Select Income Fund (the "Select Funds") and increased management fees for the Growth Fund and Investment Grade Income Fund. In recognition of the growth in the Select Fund assets, the Trustees are proposing that graduated fee structures be introduced for the Select Funds. At the level of net assets of the Select Funds on May 31, 1997, the proposed graduated fee schedule would reduce the annual management fees payable to Allmerica Investment Management Company, Inc. ("AIMCO"), the Funds' Investment Manager, by $1,017,330, or 7.9%, in the aggregate. In agreeing to the proposed increase in the existing graduated fee schedules for the Growth Fund and Investment Grade Income Fund, the Trustees gave particular attention to the increase in the supervisory duties conducted by AIMCO in its monitoring of the actions of the sub-advisers. The combined increase in the annual management fee, again based on May 31, 1997 net assets, would amount to $408,733, or 12.2%. While the Trustees evaluated the proposed fee schedules individually with respect to each Fund, they did note that the overall effect of the proposed Management Agreement changes would be to reduce the aggregate management fees paid to AIMCO. Based on the net asset levels of the Funds involved as of May 31, 1997, the aggregate net reduction would amount to $608,597, or 3.7%.

Proposals Nos. 4 and 5 involve proposed reductions in the sub-advisory fees paid by AIMCO to the sub-advisers of the Select Aggressive Growth Fund (Nicholas-Applegate Capital Management, L.P.) and Select Capital Appreciation Fund (Janus Capital Corporation), respectively. The proposed reduction would amount to a total reduction of $285,073, or 10.3%, on an annualized basis, using May 31, 1997 net assets. The sub-advisory fees are paid by AIMCO and not the Fund and, therefore, the proposed reduction in sub-advisory fees does not reduce the Fund operating expenses.

                                               (continued on reverse side)

                        [PASTE-UP LETTERHEAD HERE]

Proposal No. 6 involves the approval of an arrangement that would permit the Investment Manager of the Trust to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers, without a shareholder vote. This proposal seeks to take advantage of a new position adopted by the SEC whereby it has authorized investment managers in a "manager of managers" structure to replace a sub-adviser without the necessity of a shareholder vote, provided notification of such change is given to shareholders within 60 days. This provides important flexibility to the Investment Manager. The Investment Manager has initiated three changes in sub-advisers since 1990, each of which required shareholder approval (in all cases receiving a favorable vote of approximately 90% or greater) in order to implement fully.

C. Matters Affecting Investment Restrictions (Proposals Nos. 7-12)

Certain of these proposals reflect requests by the sub-advisers to the Trustees for changes in the Funds' investment restrictions to increase flexibility and conform to standard practice.

 . Proposal No. 7 would change the status of the investment objective of each Fund from fundamental to non-fundamental to allow the investment objectives to be amended in the future without a shareholder vote. This would give the Funds added flexibility in responding to changing market conditions and help minimize Fund expenses related to shareholder meetings.

 . Proposal No. 8 would increase the amount of money each Fund may borrow for temporary purposes from 5% to 33 1/3% of Fund assets. Recent changes in certain state regulations would allow us to make this change.

 . Proposal No. 9 would change the status of the investment restrictions of each Fund relating to financial futures and options from fundamental to non-fundamental to allow such restrictions to be amended in the future without a shareholder vote. Making the restrictions on financial futures non-fundamental would allow the Funds to make appropriate changes in the restrictions quickly in response to changing market conditions without the expense of holding a formal shareholder meeting.

 . Proposal No. 10 would amend the investment policies of the Small-Mid Cap
  Value Fund to permit the Fund to engage in financial futures and related options transactions, which are widely used in the mutual fund industry.

 . Proposal No. 11 would change the status of certain investment policies of the Growth Fund from fundamental to non-fundamental to allow the policies to be amended in the future without a shareholder vote. This proposal is consistent with the practice followed by other mutual funds which typically classify their investment policies as non-fundamental.

 . Proposal No. 12 would revise the investment restrictions of the Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund to permit such Funds to invest in securities which are restricted as to disposition under federal securities laws. The Trustees believe this proposal would increase the Funds' investment opportunities.

The Trustees and management encourage you to support these important proposals.

Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign and return the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for this purpose.

                                   Sincerely yours,

                                   /s/ Richard M. Reilly
                                   Richard M. Reilly
                                   President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.